EXHIBIT (10-1)
The Procter & Gamble 2001 Stock and Incentive Compensation Plan related correspondence and terms and conditions

Appendix 1
[GRANT_DATE]                [GLOBALID]
[FIRST_NAME] [MIDDLE_NAME] [LAST_NAME]]
Subject: NON-STATUTORY STOCK OPTION SERIES 08-AA
In recognition of your contributions to the future success of the business, The Procter & Gamble Company (“Company”) hereby grants to you an option to purchase shares of Procter & Gamble Common Stock as follows:

Grant Value:	$[DELIVERED_GRANT_VALUE]
Option Price per Share:	$[STOCK_PRCE]
Number of Shares:	[SHARES]
Date of Grant:	[GRANT_DATE]
Expiration of Option:	[EXPIRATION_DATE]
Option Vest Date:	100% after [VEST_DATE]
Acceptance Deadline:	[ACCEPTANCE_DATE]
This stock option is granted in accordance with and subject to the terms of The Procter & Gamble 2001 Stock and Incentive Compensation Plan (including any applicable sub-plan) (the “Plan”), the Regulations of the Compensation and Leadership Development Committee of the Board of Directors (“Committee”), and the Exercise Instructions in place as may be revised from time to time.
You may access, download and/or print the terms, or any portion thereof, of the Plan by activating this hyperlink: The Procter & Gamble 2001 Stock and Incentive Compensation Plan. Specific portions of the Plan are also hyperlinked below for your ease in reviewing. Nonetheless, if you would prefer to receive a paper copy of The Procter & Gamble 2001 Stock and Incentive Compensation Plan, please send a written request via email to Execcomp.IM@pg.com. Please understand that you will continue to receive future Plan materials and information via electronic mail even though you may have requested a paper copy.
The option is not transferable other than by will or the laws of descent and distribution and is exercisable during your life only by you. This option will become void upon any separation (including retirement) from the Company or any of its subsidiaries within 6 months of the grant date. This option may also become void upon separation from the Company or any of its subsidiaries at any time later than 6 months after the grant date (see Article G, paragraph 4 of the Plan). For the purposes of this option, separation from the Company or any of its subsidiaries and termination of employment will be effective as of the date that you are no longer actively employed and will not be extended by any notice period required under local law.

Appendix 1
Please note that when the issue or transfer of the Common Stock covered by this option may, in the opinion of the Company, conflict or be inconsistent with any applicable law or regulation of any governmental agency, the Company reserves the right to refuse to issue or transfer said Common Stock and that any outstanding options may be suspended or terminated if you engage in actions that are significantly contrary to the best interests of the Company or any of its subsidiaries.
This option to purchase shares of Common Stock of the Company is subject to the Employee Acknowledgement and Consent Form below and to the terms of the Plan, with which you acknowledge you are familiar by accepting this award, including the non-compete provision and other terms of Article F. The option is also subject to and bound by the actions of the Compensation and Leadership Development Committee and of the Company’s Board of Directors. This option grant and the Plan together constitute an agreement between the Company and you in accordance with the terms thereof and hereof, and no other understandings and/or agreements have been entered by you with the Company regarding this specific stock option grant. Any legal action related to this option, including Article F, may be brought in any federal or state court located in Hamilton County, Ohio, USA, and you hereby agree to accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this option grant.
Under IRS standards of professional practice, certain tax advice must meet requirements as to form and substance. To assure compliance with these standards, we disclose to you that this communication is not intended or written to be used, and cannot be used, for the purpose of avoiding penalties or promoting, marketing, or recommending to another party any transaction or matter addressed herein.
THE PROCTER & GAMBLE COMPANY
James J. Johnson
Secretary for the Compensation and Leadership
Development Committee
ATTACHMENTS
To Accept Your Stock Option

Read and check each of the boxes below:

☐	I have read, understand and agree to be bound by each of:	the terms of this letter; The Procter & Gamble 2001 Stock and Incentive Compensation Plan; and the Employee Acknowledgement and Consent Form (below).

☐	I accept the stock option grant detailed above. (To accept this option, you must also check the box above.)
To Reject Your Stock Option

Read and check the box below:

Appendix 1
☐	I have read and understand the terms noted above. I do not agree to be bound by these terms, and hereby reject the stock option grant detailed above.
SUBMIT
Employee Acknowledgement and Consent Form
I understand that I am eligible to receive a grant of stock options or restricted stock units (“RSUs”) under The Procter & Gamble 2001 Stock and Incentive Compensation Plan or The Gillette Company 2004 Long Term Incentive Plan (together, referred to as the “Plans”).
Data Privacy
I hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of my personal data as described in this document by and among, as applicable, my employer (“Employer”) and The Procter & Gamble Company and its subsidiaries and affiliates (“P&G”) for the exclusive purpose of implementing, administering and managing my participation in the Plans.
I understand that P&G and my Employer hold certain personal information about me, including, but not limited to, my name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in P&G, details of all options or RSUs or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in my favor, for the purpose of implementing, administering and managing the Plans (“Data”). I understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plans, that these recipients may be located in my country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than my country. I understand that I may request a list with the names and addresses of any potential recipients of the Data by contacting my local human resources representative. I authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing my participation in the Plans, including any requisite transfer of such Data as may be required to a broker or other third party with whom I may elect to deposit any shares of stock acquired upon exercise of the option or settlement of the RSU. I understand that Data will be held only as long as is necessary to implement, administer and manage my participation in the Plans. I understand that I may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing my local human resources representative. I understand, however, that refusing or withdrawing my consent may affect my ability to participate in the Plans. For more information on the consequences of my refusal to consent or withdrawal of consent, I understand that I may contact my local human resources representative.
Nature of Grant
By completing this form and accepting the grant of the stock options or RSUs evidenced hereby, I acknowledge that: i) the Plans are established voluntarily by The Procter & Gamble Company, it is discretionary in nature and it may be amended, suspended or terminated at any time; ii) the grant of options or RSUs under the Plans is voluntary and occasional and does not create any contractual or other right to receive future grants of options or RSUs, or benefits in lieu of options or RSUs, even if options or RSUs have been granted repeatedly in the past; iii) all decisions with respect to future grants of options or RSUs, if any, will be at the sole discretion of P&G; iv) my participation in the Plans is voluntary; v) the option or RSU is an extraordinary item and not part of normal or expected compensation or salary for any purposes including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; vi) in the event that my employer is not P&G, the grant of options or RSUs will not be interpreted to form an employment relationship with P&G; and furthermore, the grant of options or RSUs will not be interpreted to form an employment contract with my Employer; vii) the future value of the shares purchased under the Plans is unknown and cannot be predicted with certainty, may increase or decrease in value, even below the exercise price and, if the underlying shares do not increase in value, the option will have no value; iix) my participation in the Plans shall not create a right to further employment with my

Appendix 1
Employer and shall not interfere with the ability of my Employer to terminate my employment relationship at any time, with or without cause; ix) and no claim or entitlement to compensation or damages arises from the termination of the option or RSU or the diminution in value of the option or RSU or shares purchased and I irrevocably release P&G and my Employer from any such claim that may arise.
Responsibility for Taxes
Regardless of any action P&G or my Employer takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), I acknowledge that the ultimate liability for all Tax-Related Items is and remains my responsibility and that P&G and/or my Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the option or RSU grant, including the grant, vesting or exercise of the option, settlement of the shares from the RSU, the subsequent sale of shares acquired and the receipt of any dividends or the potential impact of current or future tax legislation in any jurisdiction; and (2) do not commit to structure the terms of the grant or any aspect of the option or RSU to reduce or eliminate my liability for Tax-Related Items.
Prior to exercise of the option or settlement of the shares from the RSU, I shall pay or make adequate arrangements satisfactory to P&G and/or my Employer to satisfy all withholding and payment on account obligations of P&G and/or my Employer. In this regard, I authorize P&G and/or my Employer to withhold all applicable Tax-Related Items from my wages or other cash compensation paid to me by P&G and/or my Employer or from proceeds of the sale of the shares. Alternatively, or in addition, if permissible under local law, P&G may (1) sell or arrange for the sale of shares that I acquire to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in shares, provided that P&G only withholds the amount of shares necessary to satisfy the minimum withholding amount. Finally, I shall pay to P&G or my Employer any amount of Tax-Related Items that P&G or my Employer may be required to withhold as a result of my participation in the Plan or my purchase of shares that cannot be satisfied by the means previously described. P&G may refuse to honor the exercise and refuse to deliver the shares if I fail to comply with my obligations in connection with the Tax-Related Items as described in this section.

Appendix 2
Payment Preference Materials for Key Manager Awards
[DATE]
[NAME]
Subject : Payment Form Elections for STAR, BGP and Key Manager Awards
Your choices for the awards are:

February [YEAR] Key Manager Long-Term Incentive Award
•	Stock Options

•	Restricted Stock Units (RSUs) (0%, 25% or 50%)
September [YEAR] STAR Award
•	Cash

•	Stock Options

•	Restricted Stock Units (for BGP participants only)– no forfeiture provision

•	Deferred Compensation (for BGP participants only)
September [YEAR] BGP Award
•	Three-Year Restricted Stock Units (50% of award required in this form)

•	Cash, Restricted Stock Units – no forfeiture provision, or Deferred Compensation (50% of award subject to this election)
Attached you will find an election form to be returned to [NAME]. Please note Form A now includes the Senior Executive Officer Recoupment Policy.
It is strongly recommended that you consult legal/tax/financial advisors to determine the appropriate award form(s) for your personal situation.
While your selection will be given consideration, it is not binding on the Company until approved by the Compensation and Leadership Development Committee of the Board of Directors. IF YOU MISS THE [DATE] DEADLINE, CURRENT LAWS REQUIRED US TO DEFAULT YOUR AWARDS. The Key Manager Stock Option grant will default to 100% stock options; the STAR award will default to 100% cash; and the BGP award will default to 50% 3-year RSUs and 50% cash.
GLOBAL EXECUTIVE COMPENSATION

Appendix 2
Payment Preference Materials for Key Manager Awards
[YEAR] EXECUTIVE COMPENSATION AWARD FORM PREFERENCES
•	You must be an active employee as of [DATE] to receive any non-cash award

•	All elections are irrevocable after [DATE]
[YEAR] Key Manager Long-Term Incentive Award Payable [DATE] [YEAR]

Stock Options	%
Restricted Stock Units (RSUs)	% (maximum of 50%)	Shares will deliver 100% in [YEARS] years ([DATE], [YEAR]). Key Manager RSUs have no dividend equivalents and no deferral past 5 years.
Total	100%
[YEAR] STAR Award Payable [DATE] [YEAR]

Cash	%
Stock Options	%
Restricted Stock Units (RSUs)%		(Select year you want shares delivered, e.g. [YEAR], or one year after retirement.)
Deferred Compensation	%
Total	100%
[YEAR] BGP Award Payable [DATE] [YEAR] (Complete for remaining 50%)

3-Year Restricted Stock Units (RSUs) (If you leave the Company within 3 years of grant for reasons other than retirement, you forfeit these units.)	50% (required)	(Select year you want shares delivered, e.g. [three years after grant date, any year later than three years after grant date, or one year after retirement]
Restricted Stock Units (RSUs)%		(Select year you want shares delivered, e.g., [YEAR], or one year after retirement)
Cash	%
Deferred Compensation	%
Total	100%
PLEASE NOTE: Any election by you to delay the settlement date of your RSUs does not in any way alter or amend the terms of The Procter & Gamble Stock and Incentive Compensation Plan and/or the Statement of Terms and Conditions for Restricted Stock Units pursuant to which the subject RSUs were granted.
Your signature below indicates your agreement that any awards granted or paid pursuant to the STAR and/or BGP programs will be subject to the terms of the Senior Executive Officer Recoupment Policy. This Policy provides that in the event of a significant restatement of financial results, if compensation paid pursuant to STAR and/or BGP would have been lower based on restated results, the Compensation and Leadership Development Committee may seek to recoup from the senior executive officers some or all of the compensation paid pursuant to STAR and/or BGP. A copy of the policy is available from [NAME].
                                                                                 Signature)                                                                                     (Date)
Return form to [NAME].

Appendix 3	Form RTN
[INSERT DATE]
[INSERT NAME]
Subject: Award of Restricted Stock Units
This is to advise you that The Procter & Gamble Company, an Ohio corporation, is awarding you with Restricted Stock Units, on the dates and in the amounts listed below, pursuant to The Procter & Gamble 2001 Stock and Incentive Compensation Plan, and subject to the attached Statement of Terms and Conditions Form RTN.

Grant Date:	[INSERT DATE OF GRANT]
Forfeiture Date:	[INSERT DATE FORFEITURE ENDS]
Original Settlement Date:	[INSERT DATE RSUs BECOME SHARES]
Number of Restricted Stock Units:	[INSERT NUMBER GRANTED]
Paragraph 3(a) of Statement of Terms and Conditions Form RTN [is/is not] waived.
THE PROCTER & GAMBLE COMPANY
James J. Johnson, Secretary
For the Compensation Committee

☐	I hereby accept the Award of Restricted Stock Units set forth above in accordance with and subject to the terms of The Procter & Gamble 2001 Stock and Incentive Compensation Plan and the attached Statement of Terms and Conditions for Restricted Stock Units, with which I am familiar. I agree that the Award of Restricted Stock Units, The Procter & Gamble 2001 Stock and Incentive Compensation Plan, and the attached Statement of Terms and Conditions for Restricted Stock Units together constitute an agreement between the Company and me in accordance with the terms thereof and hereof, and I further agree that any legal action related to this Award of Restricted Stock Units may be brought in any federal or state court located in Hamilton County, Ohio, USA, and I hereby accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this Award of Restricted Stock Units.

☐	I hereby reject the Award of Restricted Stock Units set forth above.

Date	Signature	P&G E-mail Address

Appendix 3	Form RTN
THE PROCTER & GAMBLE COMPANY
STATEMENT OF TERMS AND CONDITIONS FOR RESTRICTED STOCK UNITS
THE PROCTER & GAMBLE 2001 STOCK AND INCENTIVE COMPENSATION PLAN
     The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.
1. Definitions.
     For purposes of this Statement of Terms and Conditions for Restricted Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2001 Stock and Incentive Compensation Plan (the “Plan”), and the following terms will have the following meanings.
(a) “Data” has the meaning described in Section 10;
(b) “Disability” means termination of employment under the permanent disability provision of any retirement plan of Procter & Gamble;
(c) “Dividend Equivalents” has the meaning described in Section 4;
(d) “Forfeiture Date” is the date identified as such in your Award Letter;
(e) “Forfeiture Period” means the period from the Grant Date until the Forfeiture Date.
(f) “Grant Date” means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;
(g) “Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;
(h) “Post-Forfeiture Period” means the period from the Forfeiture Date until the Original Settlement Date;
(i) “Procter & Gamble” means the Company and/or its Subsidiaries;
(j) “Restricted Stock Unit” means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the Original Settlement Date.
2. Transfer and Restrictions.
(a) Neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit (including all rights to receive Dividend Equivalents).

Appendix 3	Form RTN
(b) During the Forfeiture Period, your Restricted Stock Units (including all rights to receive Dividend Equivalents) will be forfeited and cancelled if you leave your employment with Procter & Gamble for any reason, except due to: (i) your Disability; or (ii) in certain circumstances, your Special Separation. In the event of your Disability during the Forfeiture Period, unless otherwise agreed to in writing by the Company, your Original Settlement Date will automatically and immediately become, without any further action by you or the Company, the date of your Disability. In the event of your Special Separation during the Forfeiture Period, your Restricted Stock Units will be forfeited and cancelled unless otherwise agreed to in writing by the Company.
(c) During the Post-Forfeiture Period, if you leave your employment with Procter & Gamble for any reason other than: (i) Disability; (ii) Special Separation; or (iii) retirement in accordance with the provisions of any appropriate retirement plan of Procter & Gamble, your Original Settlement Date will automatically and immediately become, without any further action by you or the Company, the date of your termination of employment. In the event of your Disability or Special Separation during the Post-Forfeiture Period, unless otherwise agreed to in writing by the Company, your Original Settlement Date will automatically and immediately become, without any further action by you or the Company, the date of your Disability or Special Separation, as applicable. In the event of your retirement in accordance with the provisions of any appropriate retirement plan of Procter & Gamble during the Post-Forfeiture Period, you will retain your Restricted Stock Units subject to the Plan and these Terms and Conditions.
(d) Upon your death or the occurrence of a Change in Control at any time while you hold Restricted Stock Units and/or Dividend Equivalents, your Original Settlement Date will automatically and immediately become, without any further action by you or the Company, the date of your death or of the Change in Control, as applicable.
(e) From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.
(f) Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, the Restricted Stock Units will have no further value, force or effect and you will cease to receive Dividend Equivalents associated with the Restricted Stock Units.
3. Confidentiality and Non-Competition
(a) In order to better protect the goodwill of Procter & Gamble and to prevent the disclosure of Procter & Gamble’s trade secrets and confidential information, and thereby help ensure the long-term success of Procter & Gamble’s business, in consideration of your being awarded Restricted Stock Units, you (without prior written consent of Procter & Gamble), will not engage in any activity or provide any services, whether as a director, manager, supervisor, employee, advisor, consultant or otherwise, for a period of three (3) years following the date your employment with Procter & Gamble is terminated in connection with the manufacture, development, advertising, promotion, or sale of any product which is the same as or similar to or competitive with any products of Procter & Gamble (including both existing products as well as products known to you, as a consequence of your employment with Procter & Gamble, to be in development):

Appendix 3	Form RTN
(i) with respect to which your work has been directly concerned at any time during the two (2) years preceding the termination of your employment with Procter & Gamble; or
(ii) with respect to which, during the two (2) years preceding the termination of your employment with Procter & Gamble, you, as a consequence of your job performance and duties, acquired knowledge of trade secrets or other confidential information of Procter & Gamble.
For purposes of this Section 3(a), it will be conclusively presumed that you have knowledge of information you were directly exposed to through actual receipt or review of memoranda or documents containing such information, or through attendance at meetings at which such information was discussed or disclosed.
(b) The provisions of Section 3(a) are not in lieu of, but are in addition to your continuing obligation (which you acknowledge by accepting an award of Restricted Stock Units) to not use or disclose Procter & Gamble’s trade secrets or confidential information known to you until any particular trade secret or confidential information becomes generally known (through no fault of yours). As used in this Section 3(b), “generally known” means known throughout the domestic United States industry or, if you have job responsibilities partially or entirely outside of the United States, the appropriate domestic United States and/or appropriate foreign country or countries’ industry(ies). Information regarding products in development, in test marketing, or being marketed or promoted in a discrete geographic region, which information Procter & Gamble is considering for broader use, will not be deemed to be “generally known” until such broader use is actually commercially implemented. As used in this Section, “trade secrets or other confidential information” also includes personnel knowledge about a manager, or managers, of Procter & Gamble or its subsidiaries gained in the course of your employment with Procter & Gamble or its subsidiaries (including personnel ratings or rankings, manager or peer evaluations, performance records, special skills or abilities, compensation, work and development plans, training, nature of specific project and work assignments, or specialties developed as a result of such assignments) which directly or indirectly affords you a confidential basis to solicit, encourage, or participate in soliciting any manager, or managers, of Procter & Gamble or any subsidiary to terminate his or her relationship with Procter & Gamble or that subsidiary.
(c) By accepting an award of Restricted Stock Units, you agree that, if you were, without authority, to use or disclose Procter & Gamble’s trade secrets or confidential information or threaten to do so, Procter & Gamble would be entitled to injunctive and other appropriate relief to prevent you from doing so. You further agree that the harm caused to Procter & Gamble by the breach or anticipated breach of this Section 3(c) is, by its nature, irreparable because, among other things, it is not readily susceptible of proof as to the monetary harm that would ensue. You agree that any interim or final equitable relief entered by a court of competent jurisdiction will, at the request of Procter & Gamble, be entered on consent and enforced by any court having jurisdiction over you, without prejudice to any rights you or Procter & Gamble may have to appeal from the proceedings which resulted in any grant of such relief.
(d) If any of the provisions contained in Sections 3(a) through (c) are for any reason, whether by application of existing law or law which may develop after your acceptance of an award of Restricted Stock Units, determined by a court of competent jurisdiction to be overly broad as to scope of activity, duration, or territory, then by accepting an award of Restricted Stock Units you agree to join Procter & Gamble in requesting such court to construe such provision by limiting or reducing it so as to be enforceable to the extent compatible with then-applicable law. If any one or more of the provisions contained in

Appendix 3	Form RTN
Section 3(a) through (c) are determined by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the provisions will remain in full force and effect and will not be affected, impaired or invalidated in any way.
4. Dividend Equivalents.
     As a holder of Restricted Stock Units, during the period from the Grant Date until the Original Settlement Date, each time a cash dividend or other cash distribution is paid with respect to Common Stock, you will receive additional Restricted Stock Units (“Dividend Equivalents”). The number of such additional Restricted Stock Units will be determined as follows: multiply the number of Restricted Stock Units currently held by the per share amount of the cash dividend or other cash distribution on the Common Stock, and then divide the result by the price of the Common Stock on the date of the dividend or distribution. These Dividend Equivalent Restricted Stock Units will be subject to the same terms and conditions as the original Restricted Stock Units that gave rise to them, including forfeiture and settlement terms, except that if there is a fractional number of Dividend Equivalent Restricted Stock Units on the date they are to be settled, you will receive one share of Common Stock for the fractional Dividend Equivalent Restricted Stock Units.
5. Voting and Other Shareholder Rights.
     A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.
6. Adjustments in Case of Stock Dividends, Stock Splits, Etc.
     In the event of a future reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, share exchange, reclassification, distribution, spin-off, or other change affecting the corporate structure, capitalization or Common Stock, the number of Restricted Stock Units you hold will be adjusted appropriately and equitably to prevent dilution or enlargement of your rights.
7. Tax Withholding.
     To the extent Procter & Gamble is required to withhold federal, state, local or foreign taxes in connection with your Restricted Stock Units or Dividend Equivalents, the Committee may require you to make such arrangements as Procter & Gamble may deem appropriate for the payment of such taxes required to be withheld, including without limitation, relinquishment of some of the shares of Common Stock that would otherwise be given to you. However, regardless of any action taken by Procter & Gamble with respect to any income tax, social insurance, payroll tax, or other tax, by accepting a Restricted Stock Unit or Dividend Equivalent, you acknowledge that the ultimate liability for any such tax owed by you is and remains your responsibility, and that Procter & Gamble makes no representations about the tax treatment of your Restricted Stock Units or Dividend Equivalents, and does not commit to structure any aspect of the Restricted Stock Units or Dividend Equivalents to reduce or eliminate your tax liability.
8. Suspension Periods and Termination.
     The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate.

Appendix 3	Form RTN
9. Procter & Gamble Right to Terminate Employment and Other Remedies.
(a) Nothing in these Terms and Conditions, or the fact that you have been awarded Restricted Stock Units, affects in any way the right or power of Procter & Gamble to terminate your employment at any time for any reason, with or without cause, or precludes Procter & Gamble from taking any action or enforcing any remedy available to it with respect to any action or conduct on your part. Without limiting the previous sentence, the Committee may, for example, suspend or terminate any outstanding Restricted Stock Units for actions taken by you if the Committee determines that you have acted significantly contrary to the best interests of Procter & Gamble or its subsidiaries. For purposes of this paragraph, an action taken “significantly contrary to the best interests of Procter & Gamble or its subsidiaries” includes without limitation any action taken or threatened by you that the Committee determines has, or is reasonably likely to have, a significant adverse impact on the reputation, goodwill, stability, operation, personnel retention and management, or business of Procter & Gamble or any subsidiary. This paragraph is in addition to any remedy Procter & Gamble or a subsidiary may have at law or in equity, including without limitation injunctive and other appropriate relief.
(b) By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by The Procter & Gamble Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.
10. Data Privacy.
     By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be

Appendix 3	Form RTN
located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.
11. Notices.
(a) Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:
The Procter & Gamble Company
ATTN: Corporate Secretary’s Office
P.O. Box 599
Cincinnati, OH 45201
or such other address as Procter & Gamble may from time to time provide to you in writing.
(b) Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.
12. Successors and Assigns.
     These Terms and Conditions are binding on, and inure to the benefit of, (a) the Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.
13. Governing Law.
     The validity, interpretation, performance and enforcement of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction’s conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.
14. The Plan.
     All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions;

Appendix 3	Form RTN
however, all terms of the Plan apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.
15. Effect of These Terms and Conditions.
     These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

Appendix 4	Form KM
[INSERT DATE]
[INSERT NAME]
Subject: Award of Restricted Stock Units
This is to advise you that The Procter & Gamble Company, an Ohio corporation, is awarding you with Restricted Stock Units, on the dates and in the amounts listed below, pursuant to The Procter & Gamble 2001 Stock and Incentive Compensation Plan, and subject to the attached Statement of Terms and Conditions Form KM.

Grant Date:	[INSERT DATE OF GRANT]
Forfeiture Date:	[INSERT DATE FORFEITURE ENDS]
Original Settlement Date:	[INSERT DATE RSUs BECOME SHARES]
Number of Restricted Stock Units:	[INSERT NUMBER GRANTED]

THE PROCTER & GAMBLE COMPANY

James J. Johnson, Secretary
For the Compensation Committee

☐	I hereby accept the Award of Restricted Stock Units set forth above in accordance with and subject to the terms of The Procter & Gamble 2001 Stock and Incentive Compensation Plan and the attached Statement of Terms and Conditions for Restricted Stock Units, with which I am familiar. I agree that the Award of Restricted Stock Units, The Procter & Gamble 2001 Stock and Incentive Compensation Plan, and the attached Statement of Terms and Conditions for Restricted Stock Units together constitute an agreement between the Company and me in accordance with the terms thereof and hereof, and I further agree that any legal action related to this Award of Restricted Stock Units may be brought in any federal or state court located in Hamilton County, Ohio, USA, and I hereby accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this Award of Restricted Stock Units.

☐	I hereby reject the Award of Restricted Stock Units set forth above.

Date	Signature	P&G E-mail Address

Appendix 4	Form KM
THE PROCTER & GAMBLE COMPANY
STATEMENT OF TERMS AND CONDITIONS FOR KEY MANAGER RESTRICTED STOCK UNITS
THE PROCTER & GAMBLE 2001 STOCK AND INCENTIVE COMPENSATION PLAN
     The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.
1. Definitions.
     For purposes of this Statement of Terms and Conditions for Restricted Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2001 Stock and Incentive Compensation Plan (the “Plan”), and the following terms will have the following meanings.
(a) “Data” has the meaning described in Section 9;
(b) “Forfeiture Date” is the date identified as such in your Award Letter;
(c) “Forfeiture Period” means the period from the Grant Date until the Forfeiture Date.
(d) “Grant Date” means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;
(e) “Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;
(f) “Procter & Gamble” means the Company and/or its Subsidiaries;
(g) “Restricted Stock Unit” means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the Original Settlement Date.
2. Transfer and Restrictions.
(a) Neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit.
(b) During the Forfeiture Period, your Restricted Stock Units will be forfeited and cancelled if you leave your employment with Procter & Gamble for any reason, except due to: (i) Retirement in accordance with the provisions of any appropriate Retirement plan of Procter & Gamble that occurs more than six months from the Grant Date; or (ii) Special Separation that occurs more than six months from the Grant Date. In the event of your Retirement or Special Separation that occurs more than six months from the Grant Date, you will retain your Restricted Stock Units subject to the Plan and these terms and conditions.

Appendix 4	Form KM
(c) Upon your death or the occurrence of a Change in Control at any time while you hold Restricted Stock Units, your Original Settlement Date will automatically and immediately become, without any further action by you or the Company, the date of your death or of the Change in Control, as applicable.
(d) From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.
(e) Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, the Restricted Stock Units will have no further value, force or effect.
3. Confidentiality and Non-Competition
(a) In order to better protect the goodwill of Procter & Gamble and to prevent the disclosure of Procter & Gamble’s trade secrets and confidential information, and thereby help ensure the long-term success of Procter & Gamble’s business, in consideration of your being awarded Restricted Stock Units, you (without prior written consent of Procter & Gamble), will not engage in any activity or provide any services, whether as a director, manager, supervisor, employee, advisor, consultant or otherwise, for a period of three (3) years following the date your employment with Procter & Gamble is terminated in connection with the manufacture, development, advertising, promotion, or sale of any product which is the same as or similar to or competitive with any products of Procter & Gamble (including both existing products as well as products known to you, as a consequence of your employment with Procter & Gamble, to be in development):
(i) with respect to which your work has been directly concerned at any time during the two (2) years preceding the termination of your employment with Procter & Gamble; or
(ii) with respect to which, during the two (2) years preceding the termination of your employment with Procter & Gamble, you, as a consequence of your job performance and duties, acquired knowledge of trade secrets or other confidential information of Procter & Gamble.
For purposes of this Section 3(a), it will be conclusively presumed that you have knowledge of information you were directly exposed to through actual receipt or review of memoranda or documents containing such information, or through attendance at meetings at which such information was discussed or disclosed.
(b) The provisions of Section 3(a) are not in lieu of, but are in addition to your continuing obligation (which you acknowledge by accepting an award of Restricted Stock Units) to not use or disclose Procter & Gamble’s trade secrets or confidential information known to you until any particular trade secret or confidential information becomes generally known (through no fault of yours). As used in this Section 3(b), “generally known” means known throughout the domestic United States industry or, if you have job responsibilities partially or entirely outside of the United States, the appropriate domestic United States and/or appropriate foreign country or countries’ industry(ies). Information regarding products in development, in test marketing, or being marketed or promoted in a discrete geographic region, which information Procter & Gamble is considering for broader use, will not be deemed to be “generally known” until such broader use is actually commercially implemented. As used in this Section, “trade secrets or other

Appendix 4	Form KM
confidential information” also includes personnel knowledge about a manager, or managers, of Procter & Gamble or its subsidiaries gained in the course of your employment with Procter & Gamble or its subsidiaries (including personnel ratings or rankings, manager or peer evaluations, performance records, special skills or abilities, compensation, work and development plans, training, nature of specific project and work assignments, or specialties developed as a result of such assignments) which directly or indirectly affords you a confidential basis to solicit, encourage, or participate in soliciting any manager, or managers, of Procter & Gamble or any subsidiary to terminate his or her relationship with Procter & Gamble or that subsidiary.
(c) By accepting an award of Restricted Stock Units, you agree that, if you were, without authority, to use or disclose Procter & Gamble’s trade secrets or confidential information or threaten to do so, Procter & Gamble would be entitled to injunctive and other appropriate relief to prevent you from doing so. You further agree that the harm caused to Procter & Gamble by the breach or anticipated breach of this Section 3(c) is, by its nature, irreparable because, among other things, it is not readily susceptible of proof as to the monetary harm that would ensue. You agree that any interim or final equitable relief entered by a court of competent jurisdiction will, at the request of Procter & Gamble, be entered on consent and enforced by any court having jurisdiction over you, without prejudice to any rights you or Procter & Gamble may have to appeal from the proceedings which resulted in any grant of such relief.
(d) If any of the provisions contained in Sections 3(a) through (c) are for any reason, whether by application of existing law or law which may develop after your acceptance of an award of Restricted Stock Units, determined by a court of competent jurisdiction to be overly broad as to scope of activity, duration, or territory, then by accepting an award of Restricted Stock Units you agree to join Procter & Gamble in requesting such court to construe such provision by limiting or reducing it so as to be enforceable to the extent compatible with then-applicable law. If any one or more of the provisions contained in Section 3(a) through (c) are determined by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the provisions will remain in full force and effect and will not be affected, impaired or invalidated in any way.
4. Voting and Other Shareholder Rights.
     A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.
5. Adjustments in Case of Stock Splits, Etc.
     In the event of a future reorganization, recapitalization, stock split, combination of shares, merger, consolidation, rights offering, share exchange, reclassification, distribution, spin-off, or other change affecting the corporate structure, capitalization or Common Stock, the number of Restricted Stock Units you hold will be adjusted appropriately and equitably to prevent dilution or enlargement of your rights.
6. Tax Withholding.
     To the extent Procter & Gamble is required to withhold federal, state, local or foreign taxes in connection with your Restricted Stock Units, the Committee may require you to make such arrangements as Procter & Gamble may deem appropriate for the payment of such taxes required to be withheld, including without limitation, relinquishment of some of the shares of Common Stock that would otherwise be given to you. However, regardless of any action taken

Appendix 4	Form KM
by Procter & Gamble with respect to any income tax, social insurance, payroll tax, or other tax, by accepting a Restricted Stock Unit, you acknowledge that the ultimate liability for any such tax owed by you is and remains your responsibility, and that Procter & Gamble makes no representations about the tax treatment of your Restricted Stock Units, and does not commit to structure any aspect of the Restricted Stock Units to reduce or eliminate your tax liability.
7. Suspension Periods and Termination.
     The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate.
8. Procter & Gamble Right to Terminate Employment and Other Remedies.
(a) Nothing in these Terms and Conditions, or the fact that you have been awarded Restricted Stock Units, affects in any way the right or power of Procter & Gamble to terminate your employment at any time for any reason, with or without cause, or precludes Procter & Gamble from taking any action or enforcing any remedy available to it with respect to any action or conduct on your part. Without limiting the previous sentence, the Committee may, for example, suspend or terminate any outstanding Restricted Stock Units for actions taken by you if the Committee determines that you have acted significantly contrary to the best interests of Procter & Gamble or its subsidiaries. For purposes of this paragraph, an action taken “significantly contrary to the best interests of Procter & Gamble or its subsidiaries” includes without limitation any action taken or threatened by you that the Committee determines has, or is reasonably likely to have, a significant adverse impact on the reputation, goodwill, stability, operation, personnel retention and management, or business of Procter & Gamble or any subsidiary. This paragraph is in addition to any remedy Procter & Gamble or a subsidiary may have at law or in equity, including without limitation injunctive and other appropriate relief.
(b) By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by The Procter & Gamble Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.
9. Data Privacy.

Appendix 4	Form KM
     By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.
10. Notices.
(a) Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:
The Procter & Gamble Company
ATTN: Corporate Secretary’s Office
P.O. Box 599
Cincinnati, OH 45201
or such other address as Procter & Gamble may from time to time provide to you in writing.
(b) Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.
11. Successors and Assigns.
     These Terms and Conditions are binding on, and inure to the benefit of, (a) the Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.
12. Governing Law.

Appendix 4	Form KM
     The validity, interpretation, performance and enforcement of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction’s conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.
13. The Plan.
     All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.
14. Effect of These Terms and Conditions.
     These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

Appendix 5	Form KMG
[INSERT DATE]
[INSERT NAME]
Subject: Award of Restricted Stock Units
This is to advise you that The Procter & Gamble Company, an Ohio corporation, is awarding you with Restricted Stock Units, on the dates and in the amounts listed below, pursuant to The Gillette Company 2004 Long-Term Incentive Plan, and subject to the attached Statement of Terms and Conditions Form KMG.

Grant Date:	[INSERT DATE OF GRANT]
Forfeiture Date:	[INSERT DATE FORFEITURE ENDS]
Original Settlement Date:	[INSERT DATE RSUs BECOME SHARES]
Number of Restricted Stock Units:	[INSERT NUMBER GRANTED]

THE PROCTER & GAMBLE COMPANY

James J. Johnson, Secretary
For the Compensation Committee

☐	I hereby accept the Award of Restricted Stock Units set forth above in accordance with and subject to the terms of The Gillette Company 2004 Long-Term Incentive Plan and the attached Statement of Terms and Conditions for Restricted Stock Units, with which I am familiar. I agree that the Award of Restricted Stock Units, The Gillette Company 2004 Long-Term Incentive Plan, and the attached Statement of Terms and Conditions for Restricted Stock Units together constitute an agreement between the Company and me in accordance with the terms thereof and hereof, and I further agree that any legal action related to this Award of Restricted Stock Units may be brought in any federal or state court located in Hamilton County, Ohio, USA, and I hereby accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this Award of Restricted Stock Units.

☐	I hereby reject the Award of Restricted Stock Units set forth above.

Date	Signature	P&G E-mail Address

Appendix 5	Form KMG
THE PROCTER & GAMBLE COMPANY
STATEMENT OF TERMS AND CONDITIONS FOR KEY MANAGER RESTRICTED STOCK UNITS
THE GILLETTE COMPANY 2004 LONG-TERM INCENTIVE PLAN
     The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.
1. Definitions.
     For purposes of this Statement of Terms and Conditions for Restricted Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Gillette Company 2004 Long-Term Incentive Plan (the “Plan”), and the following terms will have the following meanings.
(a) “Data” has the meaning described in Section 9;
(b) “Forfeiture Date” is the date identified as such in your Award Letter;
(c) “Forfeiture Period” means the period from the Grant Date until the Forfeiture Date.
(d) “Grant Date” means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;
(e) “Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;
(f) “Procter & Gamble” means the Company and/or its Subsidiaries;
(g) “Restricted Stock Unit” means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the Original Settlement Date.
2. Transfer and Restrictions.
(a) Neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit.
(b) During the Forfeiture Period, your Restricted Stock Units will be forfeited and cancelled if you leave your employment with Procter & Gamble for any reason, except due to: (i) Retirement in accordance with the provisions of any appropriate Retirement plan of Procter & Gamble that occurs more than six months from the Grant Date; or (ii) Special Separation that occurs more than six months from the Grant Date. In the event of your Retirement or Special Separation that occurs more than six months from the Grant Date, you will retain your Restricted Stock Units subject to the Plan and these terms and conditions.

Appendix 5	Form KMG
(c) Upon your death or the occurrence of a Change in Control at any time while you hold Restricted Stock Units, your Original Settlement Date will automatically and immediately become, without any further action by you or the Company, the date of your death or of the Change in Control, as applicable.
(d) From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.
(e) Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, the Restricted Stock Units will have no further value, force or effect.
3. Confidentiality and Non-Competition
(a) In order to better protect the goodwill of Procter & Gamble and to prevent the disclosure of Procter & Gamble’s trade secrets and confidential information, and thereby help ensure the long-term success of Procter & Gamble’s business, in consideration of your being awarded Restricted Stock Units, you (without prior written consent of Procter & Gamble), will not engage in any activity or provide any services, whether as a director, manager, supervisor, employee, advisor, consultant or otherwise, for a period of three (3) years following the date your employment with Procter & Gamble is terminated in connection with the manufacture, development, advertising, promotion, or sale of any product which is the same as or similar to or competitive with any products of Procter & Gamble (including both existing products as well as products known to you, as a consequence of your employment with Procter & Gamble, to be in development):
(i) with respect to which your work has been directly concerned at any time during the two (2) years preceding the termination of your employment with Procter & Gamble; or
(ii) with respect to which, during the two (2) years preceding the termination of your employment with Procter & Gamble, you, as a consequence of your job performance and duties, acquired knowledge of trade secrets or other confidential information of Procter & Gamble.
For purposes of this Section 3(a), it will be conclusively presumed that you have knowledge of information you were directly exposed to through actual receipt or review of memoranda or documents containing such information, or through attendance at meetings at which such information was discussed or disclosed.
(b) The provisions of Section 3(a) are not in lieu of, but are in addition to your continuing obligation (which you acknowledge by accepting an award of Restricted Stock Units) to not use or disclose Procter & Gamble’s trade secrets or confidential information known to you until any particular trade secret or confidential information becomes generally known (through no fault of yours). As used in this Section 3(b), “generally known” means known throughout the domestic United States industry or, if you have job responsibilities partially or entirely outside of the United States, the appropriate domestic United States and/or appropriate foreign country or countries’ industry(ies). Information regarding products in development, in test marketing, or being marketed or promoted in a discrete geographic region, which information Procter & Gamble is considering for broader use, will not be deemed to be “generally known” until such broader use is actually commercially implemented. As used in this Section, “trade secrets or other

Appendix 5	Form KMG
confidential information” also includes personnel knowledge about a manager, or managers, of Procter & Gamble or its subsidiaries gained in the course of your employment with Procter & Gamble or its subsidiaries (including personnel ratings or rankings, manager or peer evaluations, performance records, special skills or abilities, compensation, work and development plans, training, nature of specific project and work assignments, or specialties developed as a result of such assignments) which directly or indirectly affords you a confidential basis to solicit, encourage, or participate in soliciting any manager, or managers, of Procter & Gamble or any subsidiary to terminate his or her relationship with Procter & Gamble or that subsidiary.
(c) By accepting an award of Restricted Stock Units, you agree that, if you were, without authority, to use or disclose Procter & Gamble’s trade secrets or confidential information or threaten to do so, Procter & Gamble would be entitled to injunctive and other appropriate relief to prevent you from doing so. You further agree that the harm caused to Procter & Gamble by the breach or anticipated breach of this Section 3(c) is, by its nature, irreparable because, among other things, it is not readily susceptible of proof as to the monetary harm that would ensue. You agree that any interim or final equitable relief entered by a court of competent jurisdiction will, at the request of Procter & Gamble, be entered on consent and enforced by any court having jurisdiction over you, without prejudice to any rights you or Procter & Gamble may have to appeal from the proceedings which resulted in any grant of such relief.
(d) If any of the provisions contained in Sections 3(a) through (c) are for any reason, whether by application of existing law or law which may develop after your acceptance of an award of Restricted Stock Units, determined by a court of competent jurisdiction to be overly broad as to scope of activity, duration, or territory, then by accepting an award of Restricted Stock Units you agree to join Procter & Gamble in requesting such court to construe such provision by limiting or reducing it so as to be enforceable to the extent compatible with then-applicable law. If any one or more of the provisions contained in Section 3(a) through (c) are determined by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the provisions will remain in full force and effect and will not be affected, impaired or invalidated in any way.
4. Voting and Other Shareholder Rights.
     A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.
5. Adjustments in Case of Stock Splits, Etc.
     In the event of a future reorganization, recapitalization, stock split, combination of shares, merger, consolidation, rights offering, share exchange, reclassification, distribution, spin-off, or other change affecting the corporate structure, capitalization or Common Stock, the number of Restricted Stock Units you hold will be adjusted appropriately and equitably to prevent dilution or enlargement of your rights.
6. Tax Withholding.
     To the extent Procter & Gamble is required to withhold federal, state, local or foreign taxes in connection with your Restricted Stock Units, the Committee may require you to make such arrangements as Procter & Gamble may deem appropriate for the payment of such taxes required to be withheld, including without limitation, relinquishment of some of the shares of Common Stock that would otherwise be given to you. However, regardless of any action taken

Appendix 5	Form KMG
by Procter & Gamble with respect to any income tax, social insurance, payroll tax, or other tax, by accepting a Restricted Stock Unit, you acknowledge that the ultimate liability for any such tax owed by you is and remains your responsibility, and that Procter & Gamble makes no representations about the tax treatment of your Restricted Stock Units, and does not commit to structure any aspect of the Restricted Stock Units to reduce or eliminate your tax liability.
7. Suspension Periods and Termination.
     The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate.
8. Procter & Gamble Right to Terminate Employment and Other Remedies.
(a) Nothing in these Terms and Conditions, or the fact that you have been awarded Restricted Stock Units, affects in any way the right or power of Procter & Gamble to terminate your employment at any time for any reason, with or without cause, or precludes Procter & Gamble from taking any action or enforcing any remedy available to it with respect to any action or conduct on your part. Without limiting the previous sentence, the Committee may, for example, suspend or terminate any outstanding Restricted Stock Units for actions taken by you if the Committee determines that you have acted significantly contrary to the best interests of Procter & Gamble or its subsidiaries. For purposes of this paragraph, an action taken “significantly contrary to the best interests of Procter & Gamble or its subsidiaries” includes without limitation any action taken or threatened by you that the Committee determines has, or is reasonably likely to have, a significant adverse impact on the reputation, goodwill, stability, operation, personnel retention and management, or business of Procter & Gamble or any subsidiary. This paragraph is in addition to any remedy Procter & Gamble or a subsidiary may have at law or in equity, including without limitation injunctive and other appropriate relief.
(b) By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by The Procter & Gamble Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.
9. Data Privacy.

Appendix 5	Form KMG
     By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.
10. Notices.
(a) Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:
The Procter & Gamble Company
ATTN: Corporate Secretary’s Office
P.O. Box 599
Cincinnati, OH 45201
or such other address as Procter & Gamble may from time to time provide to you in writing.
(b) Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.
11. Successors and Assigns.
     These Terms and Conditions are binding on, and inure to the benefit of, (a) the Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.

Appendix 5	Form KMG
12. Governing Law.
     The validity, interpretation, performance and enforcement of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction’s conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.
13. The Plan.
     All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.
14. Effect of These Terms and Conditions.
     These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

Appendix 6	Form KMW
[INSERT DATE]
[INSERT NAME]

Subject:	Award of Restricted Stock Units
This is to advise you that The Procter & Gamble Company, an Ohio corporation, is awarding you with Restricted Stock Units, on the dates and in the amounts listed below, pursuant to The Procter & Gamble 2001 Stock and Incentive Compensation Plan, and subject to the attached Statement of Terms and Conditions Form KMW.

Grant Date:	[INSERT DATE OF GRANT]
Forfeiture Date:	[INSERT DATE FORFEITURE ENDS]
Original Settlement Date:	[INSERT DATE RSUs BECOME SHARES]
Number of Restricted Stock Units:	[INSERT NUMBER GRANTED]

THE PROCTER & GAMBLE COMPANY

James J. Johnson, Secretary
For the Compensation Committee
☐	I hereby accept the Award of Restricted Stock Units set forth above in accordance with and subject to the terms of The Procter & Gamble 2001 Stock and Incentive Compensation Plan and the attached Statement of Terms and Conditions for Restricted Stock Units, with which I am familiar. I agree that the Award of Restricted Stock Units, The Procter & Gamble 2001 Stock and Incentive Compensation Plan, and the attached Statement of Terms and Conditions for Restricted Stock Units together constitute an agreement between the Company and me in accordance with the terms thereof and hereof, and I further agree that any legal action related to this Award of Restricted Stock Units may be brought in any federal or state court located in Hamilton County, Ohio, USA, and I hereby accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this Award of Restricted Stock Units.

☐	I hereby reject the Award of Restricted Stock Units set forth above.

Date	Signature	P&G E-mail Address

Appendix 6	Form KMW
THE PROCTER & GAMBLE COMPANY
STATEMENT OF TERMS AND CONDITIONS FOR KEY MANAGER RESTRICTED STOCK UNITS
THE PROCTER & GAMBLE 2001 STOCK AND INCENTIVE COMPENSATION PLAN
     The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.
1. Definitions.
     For purposes of this Statement of Terms and Conditions for Restricted Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2001 Stock and Incentive Compensation Plan (the “Plan”), and the following terms will have the following meanings.
(a) “Data” has the meaning described in Section 9;
(b) “Forfeiture Date” is the date identified as such in your Award Letter;
(c) “Forfeiture Period” means the period from the Grant Date until the Forfeiture Date.
(d) “Grant Date” means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;
(e) “Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;
(f) “Procter & Gamble” means the Company and/or its Subsidiaries;
(g) “Restricted Stock Unit” means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the Original Settlement Date.
2. Transfer and Restrictions.
(a) Neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit.
(b) During the Forfeiture Period, your Restricted Stock Units will be forfeited and cancelled if you leave your employment with Procter & Gamble for any reason, except due to: (i) Retirement in accordance with the provisions of any appropriate Retirement plan of Procter & Gamble; or (ii) Special Separation. In the event of your Retirement or Special Separation, you will retain your Restricted Stock Units subject to the Plan and these terms and conditions.

Appendix 6	Form KMW
(c) Upon your death or the occurrence of a Change in Control at any time while you hold Restricted Stock Units, your Original Settlement Date will automatically and immediately become, without any further action by you or the Company, the date of your death or of the Change in Control, as applicable.
(d) From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.
(e) Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, the Restricted Stock Units will have no further value, force or effect.
3. Confidentiality and Non-Competition
(a) In order to better protect the goodwill of Procter & Gamble and to prevent the disclosure of Procter & Gamble’s trade secrets and confidential information, and thereby help ensure the long-term success of Procter & Gamble’s business, in consideration of your being awarded Restricted Stock Units, you (without prior written consent of Procter & Gamble), will not engage in any activity or provide any services, whether as a director, manager, supervisor, employee, advisor, consultant or otherwise, for a period of three (3) years following the date your employment with Procter & Gamble is terminated in connection with the manufacture, development, advertising, promotion, or sale of any product which is the same as or similar to or competitive with any products of Procter & Gamble (including both existing products as well as products known to you, as a consequence of your employment with Procter & Gamble, to be in development):
(i) with respect to which your work has been directly concerned at any time during the two (2) years preceding the termination of your employment with Procter & Gamble; or
(ii) with respect to which, during the two (2) years preceding the termination of your employment with Procter & Gamble, you, as a consequence of your job performance and duties, acquired knowledge of trade secrets or other confidential information of Procter & Gamble.
For purposes of this Section 3(a), it will be conclusively presumed that you have knowledge of information you were directly exposed to through actual receipt or review of memoranda or documents containing such information, or through attendance at meetings at which such information was discussed or disclosed.
(b) The provisions of Section 3(a) are not in lieu of, but are in addition to your continuing obligation (which you acknowledge by accepting an award of Restricted Stock Units) to not use or disclose Procter & Gamble’s trade secrets or confidential information known to you until any particular trade secret or confidential information becomes generally known (through no fault of yours). As used in this Section 3(b), “generally known” means known throughout the domestic United States industry or, if you have job responsibilities partially or entirely outside of the United States, the appropriate domestic United States and/or appropriate foreign country or countries’ industry(ies). Information regarding products in development, in test marketing, or being marketed or promoted in a discrete geographic region, which information Procter & Gamble is considering for broader use, will not be deemed to be “generally known” until such broader use is actually commercially implemented. As used in this Section, “trade secrets or other confidential information” also includes personnel knowledge about a manager, or

Appendix 6	Form KMW
managers, of Procter & Gamble or its subsidiaries gained in the course of your employment with Procter & Gamble or its subsidiaries (including personnel ratings or rankings, manager or peer evaluations, performance records, special skills or abilities, compensation, work and development plans, training, nature of specific project and work assignments, or specialties developed as a result of such assignments) which directly or indirectly affords you a confidential basis to solicit, encourage, or participate in soliciting any manager, or managers, of Procter & Gamble or any subsidiary to terminate his or her relationship with Procter & Gamble or that subsidiary.
(c) By accepting an award of Restricted Stock Units, you agree that, if you were, without authority, to use or disclose Procter & Gamble’s trade secrets or confidential information or threaten to do so, Procter & Gamble would be entitled to injunctive and other appropriate relief to prevent you from doing so. You further agree that the harm caused to Procter & Gamble by the breach or anticipated breach of this Section 3(c) is, by its nature, irreparable because, among other things, it is not readily susceptible of proof as to the monetary harm that would ensue. You agree that any interim or final equitable relief entered by a court of competent jurisdiction will, at the request of Procter & Gamble, be entered on consent and enforced by any court having jurisdiction over you, without prejudice to any rights you or Procter & Gamble may have to appeal from the proceedings which resulted in any grant of such relief.
(d) If any of the provisions contained in Sections 3(a) through (c) are for any reason, whether by application of existing law or law which may develop after your acceptance of an award of Restricted Stock Units, determined by a court of competent jurisdiction to be overly broad as to scope of activity, duration, or territory, then by accepting an award of Restricted Stock Units you agree to join Procter & Gamble in requesting such court to construe such provision by limiting or reducing it so as to be enforceable to the extent compatible with then-applicable law. If any one or more of the provisions contained in Section 3(a) through (c) are determined by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the provisions will remain in full force and effect and will not be affected, impaired or invalidated in any way.
4. Voting and Other Shareholder Rights.
     A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.
5. Adjustments in Case of Stock Splits, Etc.
     In the event of a future reorganization, recapitalization, stock split, combination of shares, merger, consolidation, rights offering, share exchange, reclassification, distribution, spin-off, or other change affecting the corporate structure, capitalization or Common Stock, the number of Restricted Stock Units you hold will be adjusted appropriately and equitably to prevent dilution or enlargement of your rights.
6. Tax Withholding.
     To the extent Procter & Gamble is required to withhold federal, state, local or foreign taxes in connection with your Restricted Stock Units, the Committee may require you to make such arrangements as Procter & Gamble may deem appropriate for the payment of such taxes required to be withheld, including without limitation, relinquishment of some of the shares of Common Stock that would otherwise be given to you. However, regardless of any action taken by Procter & Gamble with respect to any income tax, social insurance, payroll tax, or other tax,

Appendix 6	Form KMW
by accepting a Restricted Stock Unit, you acknowledge that the ultimate liability for any such tax owed by you is and remains your responsibility, and that Procter & Gamble makes no representations about the tax treatment of your Restricted Stock Units, and does not commit to structure any aspect of the Restricted Stock Units to reduce or eliminate your tax liability.
7. Suspension Periods and Termination.
     The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate.
8. Procter & Gamble Right to Terminate Employment and Other Remedies.
(a) Nothing in these Terms and Conditions, or the fact that you have been awarded Restricted Stock Units, affects in any way the right or power of Procter & Gamble to terminate your employment at any time for any reason, with or without cause, or precludes Procter & Gamble from taking any action or enforcing any remedy available to it with respect to any action or conduct on your part. Without limiting the previous sentence, the Committee may, for example, suspend or terminate any outstanding Restricted Stock Units for actions taken by you if the Committee determines that you have acted significantly contrary to the best interests of Procter & Gamble or its subsidiaries. For purposes of this paragraph, an action taken “significantly contrary to the best interests of Procter & Gamble or its subsidiaries” includes without limitation any action taken or threatened by you that the Committee determines has, or is reasonably likely to have, a significant adverse impact on the reputation, goodwill, stability, operation, personnel retention and management, or business of Procter & Gamble or any subsidiary. This paragraph is in addition to any remedy Procter & Gamble or a subsidiary may have at law or in equity, including without limitation injunctive and other appropriate relief.
(b) By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by The Procter & Gamble Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.
9. Data Privacy.

Appendix 6	Form KMW
     By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.
10. Notices.
(a) Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:
The Procter & Gamble Company
ATTN: Corporate Secretary’s Office
P.O. Box 599
Cincinnati, OH 45201
or such other address as Procter & Gamble may from time to time provide to you in writing.
(b) Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.
11. Successors and Assigns.
     These Terms and Conditions are binding on, and inure to the benefit of, (a) the Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.
12. Governing Law.

Appendix 6	Form KMW
     The validity, interpretation, performance and enforcement of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction’s conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.
13. The Plan.
     All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.
14. Effect of These Terms and Conditions.
     These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

Appendix 7	Form OPN
[INSERT DATE]
[INSERT NAME]
Subject: Award of Restricted Stock Units
This is to advise you that The Procter & Gamble Company, an Ohio corporation, is awarding you with Restricted Stock Units, on the dates and in the amounts listed below, pursuant to The Procter & Gamble 2001 Stock and Incentive Compensation Plan, and subject to the attached Statement of Terms and Conditions Form OPN.

Grant Date:	[INSERT DATE OF GRANT]
Original Settlement Date:	[INSERT DATE RSUs BECOME SHARES]
Number of Restricted Stock Units:	[INSERT NUMBER GRANTED]
Paragraph 3(a) of Statement of Terms and Conditions Form OPN [is/is not] waived.
As you will see from the Statement of Terms and Conditions Form OPN, under certain circumstances you may agree with The Procter & Gamble Company to delay the settlement of your Restricted Stock Units beyond the Original Settlement Date. You may want to consult your personal tax advisor before making a decision about this matter.

THE PROCTER & GAMBLE COMPANY

James J. Johnson, Secretary
For the Compensation Committee
☐	I hereby accept the Award of Restricted Stock Units set forth above in accordance with and subject to the terms of The Procter & Gamble 2001 Stock and Incentive Compensation Plan and the attached Statement of Terms and Conditions for Restricted Stock Units, with which I am familiar. I agree that the Award of Restricted Stock Units, The Procter & Gamble 2001 Stock and Incentive Compensation Plan, and the attached Statement of Terms and Conditions for Restricted Stock Units together constitute an agreement between the Company and me in accordance with the terms thereof and hereof, and I further agree that any legal action related to this Award of Restricted Stock Units may be brought in any federal or state court located in Hamilton County, Ohio, USA, and I hereby accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this Award of Restricted Stock Units.

☐	I hereby reject the Award of Restricted Stock Units set forth above.

Date	Signature	P&G E-mail Address

Appendix 7	Form OPN
THE PROCTER & GAMBLE COMPANY
STATEMENT OF TERMS AND CONDITIONS FOR RESTRICTED STOCK UNITS
THE PROCTER & GAMBLE 2001 STOCK AND INCENTIVE COMPENSATION PLAN
     The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.
1. Definitions.
     For purposes of this Statement of Terms and Conditions for Restricted Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2001 Stock and Incentive Compensation Plan (the “Plan”), and the following terms will have the following meanings.
(a) “Agreed Settlement Date” has the meaning described in Section 2(b);
(b) “Data” has the meaning described in Section 10;
(c) “Disability” means termination of employment under the permanent disability provision of any retirement plan of Procter & Gamble;
(d) “Dividend Equivalents” has the meaning described in Section 4;
(e) “Grant Date” means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;
(f) “Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;
(g) “Procter & Gamble” means the Company and/or its Subsidiaries;
(h) “Restricted Stock Unit” means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the later of the Original Settlement Date or the Agreed Settlement Date.
(i) “Settlement Period” means the period from the Grant Date until the later of the Original Settlement Date or the Agreed Settlement Date.
2. Transfer and Restrictions.
(a) Neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit (including all rights to Dividend Equivalents).
(b) At any time at least one calendar year prior to the Original Settlement Date, you and the Company may agree to postpone the date on which you are entitled to receive

Appendix 7	Form OPN
one share of Common Stock for each Restricted Stock Unit you hold, according to the deferral terms in place at the time, and provided the new date (the “Agreed Settlement Date”) is at least five years from the Original Settlement Date. During the Settlement Period, if you leave your employment with Procter & Gamble for any reason other than: (i) Disability; (ii) Special Separation; or (iii) retirement in accordance with the provisions of any appropriate retirement plan of Procter & Gamble, your Original Settlement Date or Agreed Settlement Date, as applicable, will automatically and immediately become, without any further action by you or the Company, the date of your termination of employment. In the event of your Disability or Special Separation during the Settlement Period, unless otherwise agreed to in writing by the Company, your Original Settlement Date or Agreed Settlement Date, as applicable, will automatically and immediately become, without any further action by you or the Company, the date of your Disability or Special Separation, as applicable. In the event of your retirement in accordance with the provisions of any appropriate retirement plan of Procter & Gamble during the Settlement Period, you will retain your Restricted Stock Units subject to the Plan and these Terms and Conditions.
(c) Upon your death or the occurrence of a Change in Control at any time while you hold Restricted Stock Units and/or Dividend Equivalents, your Original Settlement Date or Agreed Settlement Date, as applicable, will automatically and immediately become, without any further action by you or the Company, the date of your death or of the Change in Control, as applicable.
(d) From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, to agree to an Agreed Settlement Date, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.
(e) Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, the Restricted Stock Units will have no further value, force or effect and you will cease to receive Dividend Equivalents associated with the Restricted Stock Units.
3. Confidentiality and Non-Competition
(a) In order to better protect the goodwill of Procter & Gamble and to prevent the disclosure of Procter & Gamble’s trade secrets and confidential information, and thereby help ensure the long-term success of Procter & Gamble’s business, in consideration of your being awarded Restricted Stock Units, you (without prior written consent of Procter & Gamble), will not engage in any activity or provide any services, whether as a director, manager, supervisor, employee, advisor, consultant or otherwise, for a period of three (3) years following the date your employment with Procter & Gamble is terminated in connection with the manufacture, development, advertising, promotion, or sale of any product which is the same as or similar to or competitive with any products of Procter & Gamble (including both existing products as well as products known to you, as a consequence of your employment with Procter & Gamble, to be in development):
(i) with respect to which your work has been directly concerned at any time during the two (2) years preceding the termination of your employment with Procter & Gamble; or
(ii) with respect to which, during the two (2) years preceding the termination of your employment with Procter & Gamble, you, as a consequence of your job

Appendix 7	Form OPN
performance and duties, acquired knowledge of trade secrets or other confidential information of Procter & Gamble.
For purposes of this Section 3(a), it will be conclusively presumed that you have knowledge of information you were directly exposed to through actual receipt or review of memoranda or documents containing such information, or through attendance at meetings at which such information was discussed or disclosed.
(b) The provisions of Section 3(a) are not in lieu of, but are in addition to your continuing obligation (which you acknowledge by accepting an award of Restricted Stock Units) to not use or disclose Procter & Gamble’s trade secrets or confidential information known to you until any particular trade secret or confidential information becomes generally known (through no fault of yours). As used in this Section 3(b), “generally known” means known throughout the domestic United States industry or, if you have job responsibilities partially or entirely outside of the United States, the appropriate domestic United States and/or appropriate foreign country or countries’ industry(ies). Information regarding products in development, in test marketing, or being marketed or promoted in a discrete geographic region, which information Procter & Gamble is considering for broader use, will not be deemed to be “generally known” until such broader use is actually commercially implemented. As used in this Section, “trade secrets or other confidential information” also includes personnel knowledge about a manager, or managers, of Procter & Gamble or its subsidiaries gained in the course of your employment with Procter & Gamble or its subsidiaries (including personnel ratings or rankings, manager or peer evaluations, performance records, special skills or abilities, compensation, work and development plans, training, nature of specific project and work assignments, or specialties developed as a result of such assignments) which directly or indirectly affords you a confidential basis to solicit, encourage, or participate in soliciting any manager, or managers, of Procter & Gamble or any subsidiary to terminate his or her relationship with Procter & Gamble or that subsidiary.
(c) By accepting an award of Restricted Stock Units, you agree that, if you were, without authority, to use or disclose Procter & Gamble’s trade secrets or confidential information or threaten to do so, Procter & Gamble would be entitled to injunctive and other appropriate relief to prevent you from doing so. You further agree that the harm caused to Procter & Gamble by the breach or anticipated breach of this Section 3(c) is, by its nature, irreparable because, among other things, it is not readily susceptible of proof as to the monetary harm that would ensue. You agree that any interim or final equitable relief entered by a court of competent jurisdiction will, at the request of Procter & Gamble, be entered on consent and enforced by any court having jurisdiction over you, without prejudice to any rights you or Procter & Gamble may have to appeal from the proceedings which resulted in any grant of such relief.
(d) If any of the provisions contained in Sections 3(a) through (c) are for any reason, whether by application of existing law or law which may develop after your acceptance of an award of Restricted Stock Units, determined by a court of competent jurisdiction to be overly broad as to scope of activity, duration, or territory, then by accepting an award of Restricted Stock Units you agree to join Procter & Gamble in requesting such court to construe such provision by limiting or reducing it so as to be enforceable to the extent compatible with then-applicable law. If any one or more of the provisions contained in Section 3(a) through (c) are determined by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the provisions will remain in full force and effect and will not be affected, impaired or invalidated in any way.

Appendix 7	Form OPN
4. Dividend Equivalents.
     As a holder of Restricted Stock Units, during the Settlement period, each time a cash dividend or other cash distribution is paid with respect to Common Stock, you will receive additional Restricted Stock Units (“Dividend Equivalents”). The number of such additional Restricted Stock Units will be determined as follows: multiply the number of Restricted Stock Units currently held by the per share amount of the cash dividend or other cash distribution on the Common Stock, and then divide the result by the price of the Common Stock on the date of the dividend or distribution. These Dividend Equivalent Restricted Stock Units will be subject to the same terms and conditions as the original Restricted Stock Units that gave rise to them, including forfeiture and settlement terms, except that if there is a fractional number of Dividend Equivalent Restricted Stock Units on the date they are to be settled, you will receive one share of Common Stock for the fractional Dividend Equivalent Restricted Stock Units.
5. Voting and Other Shareholder Rights.
     A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.
6. Adjustments in Case of Stock Dividends, Stock Splits, Etc.
     In the event of a future reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, share exchange, reclassification, distribution, spin-off, or other change affecting the corporate structure, capitalization or Common Stock, the number of Restricted Stock Units you hold will be adjusted appropriately and equitably to prevent dilution or enlargement of your rights.
7. Tax Withholding.
     To the extent Procter & Gamble is required to withhold federal, state, local or foreign taxes in connection with your Restricted Stock Units or Dividend Equivalents, the Committee may require you to make such arrangements as Procter & Gamble may deem appropriate for the payment of such taxes required to be withheld, including without limitation, relinquishment of some of the shares of Common Stock that would otherwise be given to you. However, regardless of any action taken by Procter & Gamble with respect to any income tax, social insurance, payroll tax, or other tax, by accepting a Restricted Stock Unit or Dividend Equivalent, you acknowledge that the ultimate liability for any such tax owed by you is and remains your responsibility, and that Procter & Gamble makes no representations about the tax treatment of your Restricted Stock Units or Dividend Equivalents, and does not commit to structure any aspect of the Restricted Stock Units or Dividend Equivalents to reduce or eliminate your tax liability.
8. Suspension Periods and Termination.
     The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate.
9. Procter & Gamble Right to Terminate Employment and Other Remedies.
(a) Nothing in these Terms and Conditions, or the fact that you have been awarded Restricted Stock Units, affects in any way the right or power of Procter & Gamble to terminate your employment at any time for any reason, with or without cause, or

Appendix 7	Form OPN
precludes Procter & Gamble from taking any action or enforcing any remedy available to it with respect to any action or conduct on your part. Without limiting the previous sentence, the Committee may, for example, suspend or terminate any outstanding Restricted Stock Units for actions taken by you if the Committee determines that you have acted significantly contrary to the best interests of Procter & Gamble or its subsidiaries. For purposes of this paragraph, an action taken “significantly contrary to the best interests of Procter & Gamble or its subsidiaries” includes without limitation any action taken or threatened by you that the Committee determines has, or is reasonably likely to have, a significant adverse impact on the reputation, goodwill, stability, operation, personnel retention and management, or business of Procter & Gamble or any subsidiary. This paragraph is in addition to any remedy Procter & Gamble or a subsidiary may have at law or in equity, including without limitation injunctive and other appropriate relief.
(b) By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by the Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.
10. Data Privacy.
     By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and

Appendix 7	Form OPN
transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.
11. Notices.
(a) Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:
The Procter & Gamble Company
ATTN: Corporate Secretary’s Office
P.O. Box 599
Cincinnati, OH 45201
or such other address as Procter & Gamble may from time to time provide to you in writing.
(b) Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.
12. Successors and Assigns.
     These Terms and Conditions are binding on, and inure to the benefit of, (a) the Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.
13. Governing Law.
     The validity, interpretation, performance and enforcements of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction’s conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.
14. The Plan.
     All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.
15. Effect of These Terms and Conditions.

Appendix 7	Form OPN
     These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

Appendix 8	Form RTD
[INSERT DATE]
[INSERT NAME]
Subject: Award of Restricted Stock Units
This is to advise you that The Procter & Gamble Company, an Ohio corporation, is awarding you with Restricted Stock Units, on the dates and in the amounts listed below, pursuant to The Procter & Gamble 2001 Stock and Incentive Compensation Plan, and subject to the attached Statement of Terms and Conditions Form RTD.

Grant Date:	[INSERT DATE OF GRANT]
Forfeiture Date:	[INSERT DATE FORFEITURE ENDS]
Original Settlement Date:	[INSERT DATE RSUs BECOME SHARES]
Number of Restricted Stock Units:	[INSERT NUMBER GRANTED]
Paragraph 3(a) of Statement of Terms and Conditions Form RTD [is/is not] waived.
As you will see from the Statement of Terms and Conditions Form RTD, under certain circumstances you may agree with The Procter & Gamble Company to delay the settlement of your Restricted Stock Units beyond the Original Settlement Date. You may want to consult your personal tax advisor before making a decision about this matter.

THE PROCTER & GAMBLE COMPANY

James J. Johnson, Secretary
For the Compensation Committee
☐	I hereby accept the Award of Restricted Stock Units set forth above in accordance with and subject to the terms of The Procter & Gamble 2001 Stock and Incentive Compensation Plan and the attached Statement of Terms and Conditions for Restricted Stock Units, with which I am familiar. I agree that the Award of Restricted Stock Units, The Procter & Gamble 2001 Stock and Incentive Compensation Plan, and the attached Statement of Terms and Conditions for Restricted Stock Units together constitute an agreement between the Company and me in accordance with the terms thereof and hereof, and I further agree that any legal action related to this Award of Restricted Stock Units may be brought in any federal or state court located in Hamilton County, Ohio, USA, and I hereby accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this Award of Restricted Stock Units.

☐	I hereby reject the Award of Restricted Stock Units set forth above.

Date	Signature	P&G E-mail Address

Appendix 8	Form RTD
THE PROCTER & GAMBLE COMPANY
STATEMENT OF TERMS AND CONDITIONS FOR RESTRICTED STOCK UNITS
THE PROCTER & GAMBLE 2001 STOCK AND INCENTIVE COMPENSATION PLAN
     The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.
1. Definitions.
     For purposes of this Statement of Terms and Conditions for Restricted Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2001 Stock and Incentive Compensation Plan (the “Plan”), and the following terms will have the following meanings.
(a) “Agreed Settlement Date” has the meaning described in Section 2(c);
(b) “Data” has the meaning described in Section 10;
(c) “Disability” means termination of employment under the permanent disability provision of any retirement plan of Procter & Gamble;
(d) “Dividend Equivalents” has the meaning described in Section 4;
(e) “Forfeiture Date” is the date identified as such in your Award Letter;
(f) “Forfeiture Period” means the period from the Grant Date until the Forfeiture Date.
(g) “Grant Date” means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;
(h) “Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;
(i) “Post-Forfeiture Period” means the period from the Forfeiture Date until the later of the Original Settlement Date or the Agreed Settlement Date;
(j) “Procter & Gamble” means the Company and/or its Subsidiaries;
(k) “Restricted Stock Unit” means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the later of the Original Settlement Date or the Agreed Settlement Date.
2. Transfer and Restrictions.
(a) Neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the

Appendix 8	Form RTD
immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit (including all rights to Dividend Equivalents).
(b) During the Forfeiture Period, your Restricted Stock Units (including all rights to receive Dividend Equivalents) will be forfeited and cancelled if you leave your employment with Procter & Gamble for any reason, except due to: (i) your Disability; (ii) your retirement in accordance with the provisions of any appropriate retirement plan of Procter & Gamble; or (iii) in certain circumstances, your Special Separation. In the event of your Disability during the Forfeiture Period, unless otherwise agreed to in writing by the Company, your Original Settlement Date will automatically and immediately become, without any further action by you or the Company, the date of your Disability. In the event of your retirement in accordance with the provisions of any appropriate retirement plan of Procter & Gamble during the Forfeiture Period, you will retain your Restricted Stock Units subject to the Plan and these Terms and Conditions. In the event of your Special Separation during the Forfeiture Period, your Restricted Stock Units will be forfeited and cancelled unless otherwise agreed to in writing by the Company.
(c) At any time at least one calendar year prior to the Original Settlement Date, you and the Company may agree to postpone the date on which you are entitled to receive one share of Common Stock for each Restricted Stock Unit you hold, according to the deferral terms in place at the time, and provided the new date (the “Agreed Settlement Date”) is at least five years from the Original Settlement Date. During the Post-Forfeiture Period, if you leave your employment with Procter & Gamble for any reason other than: (i) Disability; (ii) Special Separation; or (iii) retirement in accordance with the provisions of any appropriate retirement plan of Procter & Gamble, your Original Settlement Date or Agreed Settlement Date, as applicable, will automatically and immediately become, without any further action by you or the Company, the date of your termination of employment. In the event of your Disability or Special Separation during the Post-Forfeiture period, unless otherwise agreed to in writing by the Company, your Original Settlement Date or Agreed Settlement Date, as applicable, will automatically and immediately become, without any further action by you or the Company, the date of your Disability or Special Separation, as applicable. In the event of your retirement in accordance with the provisions of any appropriate retirement plan of Procter & Gamble during the Post-Forfeiture Period, you will retain your Restricted Stock Units subject to the Plan and these Terms and Conditions.
(d) Upon your death or the occurrence of a Change in Control at any time while you hold Restricted Stock Units and/or Dividend Equivalents, your Original Settlement Date or Agreed Settlement Date, as applicable, will automatically and immediately become, without any further action by you or the Company, the date of your death or of the Change in Control, as applicable.
(e) From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, to agree to an Agreed Settlement Date, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.
(f) Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, the Restricted Stock Units will have no further value, force or effect and you will cease to receive Dividend Equivalents associated with the Restricted Stock Units.

Appendix 8	Form RTD
3. Confidentiality and Non-Competition
(a) In order to better protect the goodwill of Procter & Gamble and to prevent the disclosure of Procter & Gamble’s trade secrets and confidential information, and thereby help ensure the long-term success of Procter & Gamble’s business, in consideration of your being awarded Restricted Stock Units, you (without prior written consent of Procter & Gamble), will not engage in any activity or provide any services, whether as a director, manager, supervisor, employee, advisor, consultant or otherwise, for a period of three (3) years following the date your employment with Procter & Gamble is terminated in connection with the manufacture, development, advertising, promotion, or sale of any product which is the same as or similar to or competitive with any products of Procter & Gamble (including both existing products as well as products known to you, as a consequence of your employment with Procter & Gamble, to be in development):
(i) with respect to which your work has been directly concerned at any time during the two (2) years preceding the termination of your employment with Procter & Gamble; or
(ii) with respect to which, during the two (2) years preceding the termination of your employment with Procter & Gamble, you, as a consequence of your job performance and duties, acquired knowledge of trade secrets or other confidential information of Procter & Gamble.
For purposes of this Section 3(a), it will be conclusively presumed that you have knowledge of information you were directly exposed to through actual receipt or review of memoranda or documents containing such information, or through attendance at meetings at which such information was discussed or disclosed.
(b) The provisions of Section 3(a) are not in lieu of, but are in addition to your continuing obligation (which you acknowledge by accepting an award of Restricted Stock Units) to not use or disclose Procter & Gamble’s trade secrets or confidential information known to you until any particular trade secret or confidential information becomes generally known (through no fault of yours). As used in this Section 3(b), “generally known” means known throughout the domestic United States industry or, if you have job responsibilities partially or entirely outside of the United States, the appropriate domestic United States and/or appropriate foreign country or countries’ industry(ies). Information regarding products in development, in test marketing, or being marketed or promoted in a discrete geographic region, which information Procter & Gamble is considering for broader use, will not be deemed to be “generally known” until such broader use is actually commercially implemented. As used in this Section, “trade secrets or other confidential information” also includes personnel knowledge about a manager, or managers, of Procter & Gamble or its subsidiaries gained in the course of your employment with Procter & Gamble or its subsidiaries (including personnel ratings or rankings, manager or peer evaluations, performance records, special skills or abilities, compensation, work and development plans, training, nature of specific project and work assignments, or specialties developed as a result of such assignments) which directly or indirectly affords you a confidential basis to solicit, encourage, or participate in soliciting any manager, or managers, of Procter & Gamble or any subsidiary to terminate his or her relationship with Procter & Gamble or that subsidiary.
(c) By accepting an award of Restricted Stock Units, you agree that, if you were, without authority, to use or disclose Procter & Gamble’s trade secrets or confidential information or threaten to do so, Procter & Gamble would be entitled to injunctive and other appropriate relief to prevent you from doing so. You further agree that the harm caused to Procter & Gamble by the breach or anticipated breach of this Section 3(c) is,

Appendix 8	Form RTD
by its nature, irreparable because, among other things, it is not readily susceptible of proof as to the monetary harm that would ensue. You agree that any interim or final equitable relief entered by a court of competent jurisdiction will, at the request of Procter & Gamble, be entered on consent and enforced by any court having jurisdiction over you, without prejudice to any rights you or Procter & Gamble may have to appeal from the proceedings which resulted in any grant of such relief.
(d) If any of the provisions contained in Sections 3(a) through (c) are for any reason, whether by application of existing law or law which may develop after your acceptance of an award of Restricted Stock Units, determined by a court of competent jurisdiction to be overly broad as to scope of activity, duration, or territory, then by accepting an award of Restricted Stock Units you agree to join Procter & Gamble in requesting such court to construe such provision by limiting or reducing it so as to be enforceable to the extent compatible with then-applicable law. If any one or more of the provisions contained in Section 3(a) through (c) are determined by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the provisions will remain in full force and effect and will not be affected, impaired or invalidated in any way.
4. Dividend Equivalents.
     As a holder of Restricted Stock Units, during the period from the Grant Date until the Original Settlement Date or the Agreed Settlement Date, whichever is later, each time a cash dividend or other cash distribution is paid with respect to Common Stock, you will receive additional Restricted Stock Units (“Dividend Equivalents”). The number of such additional Restricted Stock Units will be determined as follows: multiply the number of Restricted Stock Units currently held by the per share amount of the cash dividend or other cash distribution on the Common Stock, and then divide the result by the price of the Common Stock on the date of the dividend or distribution. These Dividend Equivalent Restricted Stock Units will be subject to the same terms and conditions as the original Restricted Stock Units that gave rise to them, including forfeiture and settlement terms, except that if there is a fractional number of Dividend Equivalent Restricted Stock Units on the date they are to be settled, you will receive one share of Common Stock for the fractional Dividend Equivalent Restricted Stock Units.
5. Voting and Other Shareholder Rights.
     A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.
6. Adjustments in Case of Stock Dividends, Stock Splits, Etc.
     In the event of a future reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, share exchange, reclassification, distribution, spin-off, or other change affecting the corporate structure, capitalization or Common Stock, the number of Restricted Stock Units you hold will be adjusted appropriately and equitably to prevent dilution or enlargement of your rights.
7. Tax Withholding.
     To the extent Procter & Gamble is required to withhold federal, state, local or foreign taxes in connection with your Restricted Stock Units or Dividend Equivalents, the Committee may require you to make such arrangements as Procter & Gamble may deem appropriate for the payment of such taxes required to be withheld, including without limitation, relinquishment of some of the shares of Common Stock that would otherwise be given to you. However,

Appendix 8	Form RTD
regardless of any action taken by Procter & Gamble with respect to any income tax, social insurance, payroll tax, or other tax, by accepting a Restricted Stock Unit or Dividend Equivalent, you acknowledge that the ultimate liability for any such tax owed by you is and remains your responsibility, and that Procter & Gamble makes no representations about the tax treatment of your Restricted Stock Units or Dividend Equivalents, and does not commit to structure any aspect of the Restricted Stock Units or Dividend Equivalents to reduce or eliminate your tax liability.
8. Suspension Periods and Termination.
     The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate.
9. Procter & Gamble Right to Terminate Employment and Other Remedies.
(a) Nothing in these Terms and Conditions, or the fact that you have been awarded Restricted Stock Units, affects in any way the right or power of Procter & Gamble to terminate your employment at any time for any reason, with or without cause, or precludes Procter & Gamble from taking any action or enforcing any remedy available to it with respect to any action or conduct on your part. Without limiting the previous sentence, the Committee may, for example, suspend or terminate any outstanding Restricted Stock Units for actions taken by you if the Committee determines that you have acted significantly contrary to the best interests of Procter & Gamble or its subsidiaries. For purposes of this paragraph, an action taken “significantly contrary to the best interests of Procter & Gamble or its subsidiaries” includes without limitation any action taken or threatened by you that the Committee determines has, or is reasonably likely to have, a significant adverse impact on the reputation, goodwill, stability, operation, personnel retention and management, or business of Procter & Gamble or any subsidiary. This paragraph is in addition to any remedy Procter & Gamble or a subsidiary may have at law or in equity, including without limitation injunctive and other appropriate relief.
(b) By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by The Procter & Gamble Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.

Appendix 8	Form RTD
10. Data Privacy.
     By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.
11. Notices.
(a) Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:
The Procter & Gamble Company
ATTN: Corporate Secretary’s Office
P.O. Box 599
Cincinnati, OH 45201
or such other address as Procter & Gamble may from time to time provide to you in writing.
(b) Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.
12. Successors and Assigns.
     These Terms and Conditions are binding on, and inure to the benefit of, (a) The Procter & Gamble Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.

Appendix 8	Form RTD
13. Governing Law.
     The validity, interpretation, performance and enforcement of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction’s conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.
14. The Plan.
     All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.
15. Effect of These Terms and Conditions.
     These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

Appendix 9	Form RTD-A
[INSERT DATE]
[INSERT NAME]
Subject: Award of Restricted Stock Units
This is to advise you that The Procter & Gamble Company, an Ohio corporation, is awarding you with Restricted Stock Units, on the dates and in the amounts listed below, pursuant to The Procter & Gamble 2001 Stock and Incentive Compensation Plan, and subject to the attached Statement of Terms and Conditions Form RTD-A.

Grant Date:	[INSERT DATE OF GRANT]
Forfeiture Date:	[INSERT DATE FORFEITURE ENDS]
Original Settlement Date:	[INSERT DATE RSUs BECOME SHARES]
Number of Restricted Stock Units:	[INSERT NUMBER GRANTED]
Paragraph 3(a) of Statement of Terms and Conditions Form RTD-A [is/is not] waived.
As you will see from the Statement of Terms and Conditions Form RTD-A, under certain circumstances you may agree with The Procter & Gamble Company to delay the settlement of your Restricted Stock Units beyond the Original Settlement Date. You may want to consult your personal tax advisor before making a decision about this matter.

THE PROCTER & GAMBLE COMPANY

James J. Johnson, Secretary
For the Compensation Committee
☐	I hereby accept the Award of Restricted Stock Units set forth above in accordance with and subject to the terms of The Procter & Gamble 2001 Stock and Incentive Compensation Plan and the attached Statement of Terms and Conditions for Restricted Stock Units, with which I am familiar. I agree that the Award of Restricted Stock Units, The Procter & Gamble 2001 Stock and Incentive Compensation Plan, and the attached Statement of Terms and Conditions for Restricted Stock Units together constitute an agreement between the Company and me in accordance with the terms thereof and hereof, and I further agree that any legal action related to this Award of Restricted Stock Units may be brought in any federal or state court located in Hamilton County, Ohio, USA, and I hereby accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this Award of Restricted Stock Units.

☐	I hereby reject the Award of Restricted Stock Units set forth above.

Date	Signature	P&G E-mail Address

Appendix 9	Form RTD-A
THE PROCTER & GAMBLE COMPANY
STATEMENT OF TERMS AND CONDITIONS FOR RESTRICTED STOCK UNITS
THE PROCTER & GAMBLE 2001 STOCK AND INCENTIVE COMPENSATION PLAN
     The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.
1. Definitions.
     For purposes of this Statement of Terms and Conditions for Restricted Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2001 Stock and Incentive Compensation Plan (the “Plan”), and the following terms will have the following meanings.
(a) “Agreed Settlement Date” has the meaning described in Section 2(c);
(b) “Data” has the meaning described in Section 10;
(c) “Disability” means termination of employment under the permanent disability provision of any retirement plan of Procter & Gamble;
(d) “Dividend Equivalents” has the meaning described in Section 4;
(e) “Forfeiture Date” is the date identified as such in your Award Letter;
(f) “Forfeiture Period” means the period from the Grant Date until the Forfeiture Date.
(g) “Grant Date” means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;
(h) “Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;
(i) “Post-Forfeiture Period” means the period from the Forfeiture Date until the later of the Original Settlement Date or the Agreed Settlement Date;
(j) “Procter & Gamble” means the Company and/or its Subsidiaries;
(k) “Restricted Stock Unit” means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the later of the Original Settlement Date or the Agreed Settlement Date.
2. Transfer and Restrictions.
(a) Neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the

Appendix 9	Form RTD-A
immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit (including all rights to Dividend Equivalents).
(b) During the Forfeiture Period, your Restricted Stock Units (including all rights to receive Dividend Equivalents) will be forfeited and cancelled if you leave your employment with Procter & Gamble for any reason, except due to: (i) your Disability, or (ii) in certain circumstances, your Special Separation. In the event of your Disability during the Forfeiture Period, unless otherwise agreed to in writing by the Company, your Original Settlement Date will automatically and immediately become, without any further action by you or the Company, the date of your Disability. In the event of your Special Separation during the Forfeiture Period, your Restricted Stock Units will be forfeited and cancelled unless otherwise agreed to in writing by the Company.
(c) At any time at least one calendar year prior to the Original Settlement Date, you and the Company may agree to postpone the date on which you are entitled to receive one share of Common Stock for each Restricted Stock Unit you hold, according to the deferral terms in place at the time, and provided the new date (the “Agreed Settlement Date”) is at least five years from the Original Settlement Date. During the Post-Forfeiture Period, if you leave your employment with Procter & Gamble for any reason other than: (i) Disability; (ii) Special Separation; or (iii) retirement in accordance with the provisions of any appropriate retirement plan of Procter & Gamble, your Original Settlement Date or Agreed Settlement Date, as applicable, will automatically and immediately become, without any further action by you or the Company, the date of your termination of employment. In the event of your Disability or Special Separation during the Post-Forfeiture period, unless otherwise agreed to in writing by the Company, your Original Settlement Date or Agreed Settlement Date, as applicable, will automatically and immediately become, without any further action by you or the Company, the date of your Disability or Special Separation, as applicable. In the event of your retirement in accordance with the provisions of any appropriate retirement plan of Procter & Gamble during the Post-Forfeiture Period, you will retain your Restricted Stock Units subject to the Plan and these Terms and Conditions.
(d) Upon your death or the occurrence of a Change in Control at any time while you hold Restricted Stock Units and/or Dividend Equivalents, your Original Settlement Date or Agreed Settlement Date, as applicable, will automatically and immediately become, without any further action by you or the Company, the date of your death or of the Change in Control, as applicable.
(e) From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, to agree to an Agreed Settlement Date, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.
(f) Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, the Restricted Stock Units will have no further value, force or effect and you will cease to receive Dividend Equivalents associated with the Restricted Stock Units.

Appendix 9	Form RTD-A
3. Confidentiality and Non-Competition
(a) In order to better protect the goodwill of Procter & Gamble and to prevent the disclosure of Procter & Gamble’s trade secrets and confidential information, and thereby help ensure the long-term success of Procter & Gamble’s business, in consideration of your being awarded Restricted Stock Units, you (without prior written consent of Procter & Gamble), will not engage in any activity or provide any services, whether as a director, manager, supervisor, employee, advisor, consultant or otherwise, for a period of three (3) years following the date your employment with Procter & Gamble is terminated in connection with the manufacture, development, advertising, promotion, or sale of any product which is the same as or similar to or competitive with any products of Procter & Gamble (including both existing products as well as products known to you, as a consequence of your employment with Procter & Gamble, to be in development):
(i) with respect to which your work has been directly concerned at any time during the two (2) years preceding the termination of your employment with Procter & Gamble; or
(ii) with respect to which, during the two (2) years preceding the termination of your employment with Procter & Gamble, you, as a consequence of your job performance and duties, acquired knowledge of trade secrets or other confidential information of Procter & Gamble.
For purposes of this Section 3(a), it will be conclusively presumed that you have knowledge of information you were directly exposed to through actual receipt or review of memoranda or documents containing such information, or through attendance at meetings at which such information was discussed or disclosed.
(b) The provisions of Section 3(a) are not in lieu of, but are in addition to your continuing obligation (which you acknowledge by accepting an award of Restricted Stock Units) to not use or disclose Procter & Gamble’s trade secrets or confidential information known to you until any particular trade secret or confidential information becomes generally known (through no fault of yours). As used in this Section 3(b), “generally known” means known throughout the domestic United States industry or, if you have job responsibilities partially or entirely outside of the United States, the appropriate domestic United States and/or appropriate foreign country or countries’ industry(ies). Information regarding products in development, in test marketing, or being marketed or promoted in a discrete geographic region, which information Procter & Gamble is considering for broader use, will not be deemed to be “generally known” until such broader use is actually commercially implemented. As used in this Section, “trade secrets or other confidential information” also includes personnel knowledge about a manager, or managers, of Procter & Gamble or its subsidiaries gained in the course of your employment with Procter & Gamble or its subsidiaries (including personnel ratings or rankings, manager or peer evaluations, performance records, special skills or abilities, compensation, work and development plans, training, nature of specific project and work assignments, or specialties developed as a result of such assignments) which directly or indirectly affords you a confidential basis to solicit, encourage, or participate in soliciting any manager, or managers, of Procter & Gamble or any subsidiary to terminate his or her relationship with Procter & Gamble or that subsidiary.
(c) By accepting an award of Restricted Stock Units, you agree that, if you were, without authority, to use or disclose Procter & Gamble’s trade secrets or confidential information or threaten to do so, Procter & Gamble would be entitled to injunctive and other appropriate relief to prevent you from doing so. You further agree that the harm caused to Procter & Gamble by the breach or anticipated breach of this Section 3(c) is,

Appendix 9	Form RTD-A
by its nature, irreparable because, among other things, it is not readily susceptible of proof as to the monetary harm that would ensue. You agree that any interim or final equitable relief entered by a court of competent jurisdiction will, at the request of Procter & Gamble, be entered on consent and enforced by any court having jurisdiction over you, without prejudice to any rights you or Procter & Gamble may have to appeal from the proceedings which resulted in any grant of such relief.
(d) If any of the provisions contained in Sections 3(a) through (c) are for any reason, whether by application of existing law or law which may develop after your acceptance of an award of Restricted Stock Units, determined by a court of competent jurisdiction to be overly broad as to scope of activity, duration, or territory, then by accepting an award of Restricted Stock Units you agree to join Procter & Gamble in requesting such court to construe such provision by limiting or reducing it so as to be enforceable to the extent compatible with then-applicable law. If any one or more of the provisions contained in Section 3(a) through (c) are determined by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the provisions will remain in full force and effect and will not be affected, impaired or invalidated in any way.
4. Dividend Equivalents.
     As a holder of Restricted Stock Units, during the period from the Grant Date until the Original Settlement Date or the Agreed Settlement Date, whichever is later, each time a cash dividend or other cash distribution is paid with respect to Common Stock, you will receive additional Restricted Stock Units (“Dividend Equivalents”). The number of such additional Restricted Stock Units will be determined as follows: multiply the number of Restricted Stock Units currently held by the per share amount of the cash dividend or other cash distribution on the Common Stock, and then divide the result by the price of the Common Stock on the date of the dividend or distribution. These Dividend Equivalent Restricted Stock Units will be subject to the same terms and conditions as the original Restricted Stock Units that gave rise to them, including forfeiture and settlement terms, except that if there is a fractional number of Dividend Equivalent Restricted Stock Units on the date they are to be settled, you will receive one share of Common Stock for the fractional Dividend Equivalent Restricted Stock Units.
5. Voting and Other Shareholder Rights.
     A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.
6. Adjustments in Case of Stock Dividends, Stock Splits, Etc.
     In the event of a future reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, share exchange, reclassification, distribution, spin-off, or other change affecting the corporate structure, capitalization or Common Stock, the number of Restricted Stock Units you hold will be adjusted appropriately and equitably to prevent dilution or enlargement of your rights.
7. Tax Withholding.
     To the extent Procter & Gamble is required to withhold federal, state, local or foreign taxes in connection with your Restricted Stock Units or Dividend Equivalents, the Committee may require you to make such arrangements as Procter & Gamble may deem appropriate for the payment of such taxes required to be withheld, including without limitation, relinquishment of some of the shares of Common Stock that would otherwise be given to you. However,

Appendix 9	Form RTD-A
regardless of any action taken by Procter & Gamble with respect to any income tax, social insurance, payroll tax, or other tax, by accepting a Restricted Stock Unit or Dividend Equivalent, you acknowledge that the ultimate liability for any such tax owed by you is and remains your responsibility, and that Procter & Gamble makes no representations about the tax treatment of your Restricted Stock Units or Dividend Equivalents, and does not commit to structure any aspect of the Restricted Stock Units or Dividend Equivalents to reduce or eliminate your tax liability.
8. Suspension Periods and Termination.
     The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate.
9. Procter & Gamble Right to Terminate Employment and Other Remedies.
(a) Nothing in these Terms and Conditions, or the fact that you have been awarded Restricted Stock Units, affects in any way the right or power of Procter & Gamble to terminate your employment at any time for any reason, with or without cause, or precludes Procter & Gamble from taking any action or enforcing any remedy available to it with respect to any action or conduct on your part. Without limiting the previous sentence, the Committee may, for example, suspend or terminate any outstanding Restricted Stock Units for actions taken by you if the Committee determines that you have acted significantly contrary to the best interests of Procter & Gamble or its subsidiaries. For purposes of this paragraph, an action taken “significantly contrary to the best interests of Procter & Gamble or its subsidiaries” includes without limitation any action taken or threatened by you that the Committee determines has, or is reasonably likely to have, a significant adverse impact on the reputation, goodwill, stability, operation, personnel retention and management, or business of Procter & Gamble or any subsidiary. This paragraph is in addition to any remedy Procter & Gamble or a subsidiary may have at law or in equity, including without limitation injunctive and other appropriate relief.
(b) By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by The Procter & Gamble Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.

Appendix 9	Form RTD-A
10. Data Privacy.
     By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.
11. Notices.
(a) Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:
The Procter & Gamble Company
ATTN: Corporate Secretary’s Office
P.O. Box 599
Cincinnati, OH 45201
or such other address as Procter & Gamble may from time to time provide to you in writing.
(b) Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.
12. Successors and Assigns.
     These Terms and Conditions are binding on, and inure to the benefit of, (a) The Procter & Gamble Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.

Appendix 9	Form RTD-A
13. Governing Law.
     The validity, interpretation, performance and enforcement of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction’s conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.
14. The Plan.
     All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.
15. Effect of These Terms and Conditions.
     These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

Appendix 10	Form RTN2
[INSERT DATE]
[INSERT NAME]
Subject: Award of Restricted Stock Units
This is to advise you that The Procter & Gamble Company, an Ohio corporation, is awarding you with Restricted Stock Units, on the dates and in the amounts listed below, pursuant to The Procter & Gamble 2001 Stock and Incentive Compensation Plan, and subject to the attached Statement of Terms and Conditions Form RTN2.

Grant Date:	[INSERT DATE OF GRANT]
Forfeiture Date:	[INSERT DATE FORFEITURE ENDS]
Original Settlement Date:	[INSERT DATE RSUs BECOME SHARES]
Number of Restricted Stock Units:	[INSERT NUMBER GRANTED]
Paragraph 3(a) of Statement of Terms and Conditions Form RTN2 [is/is not] waived.

THE PROCTER & GAMBLE COMPANY

James J. Johnson, Secretary
For the Compensation Committee
☐	I hereby accept the Award of Restricted Stock Units set forth above in accordance with and subject to the terms of The Procter & Gamble 2001 Stock and Incentive Compensation Plan and the attached Statement of Terms and Conditions for Restricted Stock Units, with which I am familiar. I agree that the Award of Restricted Stock Units, The Procter & Gamble 2001 Stock and Incentive Compensation Plan, and the attached Statement of Terms and Conditions for Restricted Stock Units together constitute an agreement between the Company and me in accordance with the terms thereof and hereof, and I further agree that any legal action related to this Award of Restricted Stock Units may be brought in any federal or state court located in Hamilton County, Ohio, USA, and I hereby accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this Award of Restricted Stock Units.

☐	I hereby reject the Award of Restricted Stock Units set forth above.

Date	Signature	P&G E-mail Address

Appendix 10	Form RTN2
THE PROCTER & GAMBLE COMPANY
STATEMENT OF TERMS AND CONDITIONS FOR RESTRICTED STOCK UNITS
THE PROCTER & GAMBLE 2001 STOCK AND INCENTIVE COMPENSATION PLAN
     The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.
1. Definitions.
     For purposes of this Statement of Terms and Conditions for Restricted Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2001 Stock and Incentive Compensation Plan (the “Plan”), and the following terms will have the following meanings.
(a) “Data” has the meaning described in Section 9;
(b) “Disability” means termination of employment under the permanent disability provision of any retirement plan of Procter & Gamble;
(c) “Forfeiture Date” is the date identified as such in your Award Letter;
(d) “Forfeiture Period” means the period from the Grant Date until the Forfeiture Date.
(e) “Grant Date” means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;
(f) “Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;
(g) “Post-Forfeiture Period” means the period from the Forfeiture Date until the Original Settlement Date;
(h) “Procter & Gamble” means the Company and/or its Subsidiaries;
(i) “Restricted Stock Unit” means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the Original Settlement Date.
2. Transfer and Restrictions.
(a) Neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit.
(b) During the Forfeiture Period, your Restricted Stock Units will be forfeited and cancelled if you leave your employment with Procter & Gamble for any reason, except due to: (i) your Disability; or (ii) in certain circumstances, your Special Separation. In

Appendix 10	Form RTN2
the event of your Disability during the Forfeiture Period, unless otherwise agreed to in writing by the Company, your Original Settlement Date will automatically and immediately become, without any further action by you or the Company, the date of your Disability. In the event of your Special Separation during the Forfeiture Period, your Restricted Stock Units will be forfeited and cancelled unless otherwise agreed to in writing by the Company.
(c) During the Post-Forfeiture Period, if you leave your employment with Procter & Gamble for any reason other than: (i) Disability; (ii) Special Separation; or (iii) retirement in accordance with the provisions of any appropriate retirement plan of Procter & Gamble, your Original Settlement Date will automatically and immediately become, without any further action by you or the Company, the date of your termination of employment. In the event of your Disability or Special Separation during the Post-Forfeiture Period, unless otherwise agreed to in writing by the Company, your Original Settlement Date will automatically and immediately become, without any further action by you or the Company, the date of your Disability or Special Separation, as applicable. In the event of your retirement in accordance with the provisions of any appropriate retirement plan of Procter & Gamble during the Post-Forfeiture Period, you will retain your Restricted Stock Units subject to the Plan and these Terms and Conditions.
(d) Upon your death or the occurrence of a Change in Control at any time while you hold Restricted Stock Units, your Original Settlement Date will automatically and immediately become, without any further action by you or the Company, the date of your death or of the Change in Control, as applicable.
(e) From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.
(f) Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, the Restricted Stock Units will have no further value, force or effect.
3. Confidentiality and Non-Competition
(a) In order to better protect the goodwill of Procter & Gamble and to prevent the disclosure of Procter & Gamble’s trade secrets and confidential information, and thereby help ensure the long-term success of Procter & Gamble’s business, in consideration of your being awarded Restricted Stock Units, you (without prior written consent of Procter & Gamble), will not engage in any activity or provide any services, whether as a director, manager, supervisor, employee, advisor, consultant or otherwise, for a period of three (3) years following the date your employment with Procter & Gamble is terminated in connection with the manufacture, development, advertising, promotion, or sale of any product which is the same as or similar to or competitive with any products of Procter & Gamble (including both existing products as well as products known to you, as a consequence of your employment with Procter & Gamble, to be in development):
(i) with respect to which your work has been directly concerned at any time during the two (2) years preceding the termination of your employment with Procter & Gamble; or
(ii) with respect to which, during the two (2) years preceding the termination of your employment with Procter & Gamble, you, as a consequence of your job

Appendix 10	Form RTN2
performance and duties, acquired knowledge of trade secrets or other confidential information of Procter & Gamble.
For purposes of this Section 3(a), it will be conclusively presumed that you have knowledge of information you were directly exposed to through actual receipt or review of memoranda or documents containing such information, or through attendance at meetings at which such information was discussed or disclosed.
(b) The provisions of Section 3(a) are not in lieu of, but are in addition to your continuing obligation (which you acknowledge by accepting an award of Restricted Stock Units) to not use or disclose Procter & Gamble’s trade secrets or confidential information known to you until any particular trade secret or confidential information becomes generally known (through no fault of yours). As used in this Section 3(b), “generally known” means known throughout the domestic United States industry or, if you have job responsibilities partially or entirely outside of the United States, the appropriate domestic United States and/or appropriate foreign country or countries’ industry(ies). Information regarding products in development, in test marketing, or being marketed or promoted in a discrete geographic region, which information Procter & Gamble is considering for broader use, will not be deemed to be “generally known” until such broader use is actually commercially implemented. As used in this Section, “trade secrets or other confidential information” also includes personnel knowledge about a manager, or managers, of Procter & Gamble or its subsidiaries gained in the course of your employment with Procter & Gamble or its subsidiaries (including personnel ratings or rankings, manager or peer evaluations, performance records, special skills or abilities, compensation, work and development plans, training, nature of specific project and work assignments, or specialties developed as a result of such assignments) which directly or indirectly affords you a confidential basis to solicit, encourage, or participate in soliciting any manager, or managers, of Procter & Gamble or any subsidiary to terminate his or her relationship with Procter & Gamble or that subsidiary.
(c) By accepting an award of Restricted Stock Units, you agree that, if you were, without authority, to use or disclose Procter & Gamble’s trade secrets or confidential information or threaten to do so, Procter & Gamble would be entitled to injunctive and other appropriate relief to prevent you from doing so. You further agree that the harm caused to Procter & Gamble by the breach or anticipated breach of this Section 3(c) is, by its nature, irreparable because, among other things, it is not readily susceptible of proof as to the monetary harm that would ensue. You agree that any interim or final equitable relief entered by a court of competent jurisdiction will, at the request of Procter & Gamble, be entered on consent and enforced by any court having jurisdiction over you, without prejudice to any rights you or Procter & Gamble may have to appeal from the proceedings which resulted in any grant of such relief.
(d) If any of the provisions contained in Sections 3(a) through (c) are for any reason, whether by application of existing law or law which may develop after your acceptance of an award of Restricted Stock Units, determined by a court of competent jurisdiction to be overly broad as to scope of activity, duration, or territory, then by accepting an award of Restricted Stock Units you agree to join Procter & Gamble in requesting such court to construe such provision by limiting or reducing it so as to be enforceable to the extent compatible with then-applicable law. If any one or more of the provisions contained in Section 3(a) through (c) are determined by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the provisions will remain in full force and effect and will not be affected, impaired or invalidated in any way.

Appendix 10	Form RTN2
4. Voting and Other Shareholder Rights.
     A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.
5. Adjustments in Case of Stock Splits, Etc.
     In the event of a future reorganization, recapitalization, stock split, combination of shares, merger, consolidation, rights offering, share exchange, reclassification, distribution, spin-off, or other change affecting the corporate structure, capitalization or Common Stock, the number of Restricted Stock Units you hold will be adjusted appropriately and equitably to prevent dilution or enlargement of your rights.
6. Tax Withholding.
     To the extent Procter & Gamble is required to withhold federal, state, local or foreign taxes in connection with your Restricted Stock Units, the Committee may require you to make such arrangements as Procter & Gamble may deem appropriate for the payment of such taxes required to be withheld, including without limitation, relinquishment of some of the shares of Common Stock that would otherwise be given to you. However, regardless of any action taken by Procter & Gamble with respect to any income tax, social insurance, payroll tax, or other tax, by accepting a Restricted Stock Unit, you acknowledge that the ultimate liability for any such tax owed by you is and remains your responsibility, and that Procter & Gamble makes no representations about the tax treatment of your Restricted Stock Units, and does not commit to structure any aspect of the Restricted Stock Units to reduce or eliminate your tax liability.
7. Suspension Periods and Termination.
     The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate.
8. Procter & Gamble Right to Terminate Employment and Other Remedies.
(a) Nothing in these Terms and Conditions, or the fact that you have been awarded Restricted Stock Units, affects in any way the right or power of Procter & Gamble to terminate your employment at any time for any reason, with or without cause, or precludes Procter & Gamble from taking any action or enforcing any remedy available to it with respect to any action or conduct on your part. Without limiting the previous sentence, the Committee may, for example, suspend or terminate any outstanding Restricted Stock Units for actions taken by you if the Committee determines that you have acted significantly contrary to the best interests of Procter & Gamble or its subsidiaries. For purposes of this paragraph, an action taken “significantly contrary to the best interests of Procter & Gamble or its subsidiaries” includes without limitation any action taken or threatened by you that the Committee determines has, or is reasonably likely to have, a significant adverse impact on the reputation, goodwill, stability, operation, personnel retention and management, or business of Procter & Gamble or any subsidiary. This paragraph is in addition to any remedy Procter & Gamble or a subsidiary may have at law or in equity, including without limitation injunctive and other appropriate relief.
(b) By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by The Procter & Gamble Company, is discretionary in nature,

Appendix 10	Form RTN2
and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.
9. Data Privacy.
     By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.
10. Notices.
(a) Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:

Appendix 10	Form RTN2
The Procter & Gamble Company
ATTN: Corporate Secretary’s Office
P.O. Box 599
Cincinnati, OH 45201
or such other address as Procter & Gamble may from time to time provide to you in writing.
(b) Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.
11. Successors and Assigns.
     These Terms and Conditions are binding on, and inure to the benefit of, (a) the Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.
12. Governing Law.
     The validity, interpretation, performance and enforcement of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction’s conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.
13. The Plan.
     All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.
14. Effect of These Terms and Conditions.
     These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.